UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06292

UBS Investment Trust

(Exact name of registrant as specified in charter)

787 Seventh Avenue, New York, New York 10019

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq.

UBS Asset Management

One North Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Copy to:

Stephen H. Bier, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036-6797

Registrant’s telephone number, including area code: 888-793-8637

Date of fiscal year end: August 31

Date of reporting period: August 31, 2023

Item 1. Reports to Stockholders.

(a)	Copy of the report transmitted to shareholders:

UBS U.S. Allocation Fund

Annual Report | August 31, 2023

UBS U.S. Allocation Fund

October 9, 2023

Dear shareholder,

We present you with the annual report for UBS U.S. Allocation Fund (the "Fund") for the 12 months ended August 31, 2023.

Performance

Over the 12 months ended August 31, 2023, the Fund's Class A shares returned 8.72% before deducting the maximum sales charge and returned 2.75% after deducting the maximum sales charge. During the same period, the Fund's primary benchmark, the S&P 500 Index,1 which tracks large cap US equities, returned 15.94%. Since the Fund invests in both stocks and bonds, we believe it is appropriate to also compare its performance to the UBS U.S. Allocation Fund Benchmark (the Fund's secondary benchmark),2 which returned 9.61% during the period. (Returns for all share classes over various time periods and descriptions of the indices are shown in "Performance at a glance" on page 5; please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.)

Market commentary

Q. How would you describe the economic environment and markets during the reporting period?

A. The US economy experienced several challenges during the reporting period. Continued high inflation, Federal Reserve ("Fed") monetary tightening, the fallout from the war in Ukraine, and several geopolitical issues were headwinds for the economy. Despite these factors, the economy was resilient and continued to expand. Looking back, third and fourth quarter 2022 US annualized gross domestic product ("GDP") growth was 3.2% and 2.6%, respectively. First quarter 2023 annualized GDP growth was 2.2%. Finally, on September 28, 2023—after the reporting period ended—the Commerce Department reported that second quarter 2023 GDP growth was 2.1%. The initial estimate for third quarter 2023 GDP is scheduled to be released on October 26, 2023.

With US inflation remaining elevated and persistent, the Fed continued to aggressively raise interest rates. From March 2022 through August 2023, the Fed raised rates 11 times. This pushed the federal funds rate to a range between 5.25% and 5.50%, the highest level in 22 years.

US equities experienced periods of elevated volatility, but generated strong returns over the reporting period. The equity market overcame a host of issues, including high inflation, central bank rate hikes, concerns that the global economy could fall into a recession, contentious US debt ceiling negotiations, unrest in the banking industry, and numerous geopolitical events. Investor sentiment was generally positive, as the economy continued to expand, corporate earnings were often better than expected, and several of the issues clouding the market were resolved. For the 12-months ended August 31, 2023, the S&P 500 Index1 returned 15.94%.

UBS U.S. Allocation Fund

Investment Objective:

Total return, consisting of long-term capital appreciation and current income

Portfolio Managers:

Nicole Goldberger

Evan Brown

UBS Asset Management (Americas) Inc.

Commencement:

Class A—May 10, 1993

Class P (formerly Class Y)—May 10, 1993

Dividend payments:

Annually, if any

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2 The UBS U.S. Allocation Fund Benchmark is an unmanaged benchmark compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund's inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Blomberg Barclays US Aggregate Index and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Bloomberg Barclays US Aggregate Index and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS U.S. Allocation Fund

The overall US fixed income market was weak, as the Fed continued to aggressively raise interest rates in an attempt to combat inflation. For the 12 months ended August 31, 2023, the yield on the US 10-year Treasury rose from 3.15% to 4.09%. (Bond yields and prices generally move in the opposite direction.) For the 12-month reporting period, the overall US bond market, as measured by the Bloomberg US Aggregate Index,3 returned -1.19%.

Portfolio commentary

•  Overall, security selection contributed strongly to performance, which was offset by tactical asset allocation decisions that detracted from returns. Overall, the Fund underperformed its benchmark over the reporting period.

•  Overall, asset allocation detracted from performance during the reporting period.

–  During the period, we had an underweight to equities and an overweight to fixed income versus the benchmark.

–  Overall, US equity markets made strong gains over the fourth quarter of 2022 due to signs that elevated inflation could be cooling and the belief that the Fed may slow the pace of its rate hikes. In addition, economic indicators, including consumer spending, were resilient given a strong labor market.

–  In addition, we were cautious coming into the start of 2023 given high inflation and energy prices, and aggressive central bank policy. As such, we positioned the portfolio defensively given macro uncertainty, with an underweight to equities broadly. This detracted from performance given equity markets rebounded strongly in 2023, despite high interest rates and regional banking stress. Furthermore, an underweight to the Consumer Discretionary sector detracted from performance given the fact that consumer spending in the US has remained strong, which has supported private sector balance sheets. Lastly, to balance our defensive positioning we added cyclicality to the portfolio with a relative preference for small-cap stocks over large-cap stocks, which detracted from performance as well.

–  Neutral Index weights for the Fund are 65.0% equities and 35.0% fixed income.

•  Fixed income and equity derivatives (futures, options, and swaps) were used in the portfolio over the reporting period. These derivative instruments were utilized to manage the Fund's fixed income and equity exposure. The use of derivatives detracted from performance during the reporting period.

•  Overall, the US value equity portion of the Fund contributed strongly to returns. Specifically, positive stock selection in Health Care and Communication Services contributed to performance. Meanwhile, stock selection in Financials was the most negative, followed by Materials.

•  Overall, the majority of relative performance was driven by security selection, while our allocation selection within the value equity portion of the portfolio was also modestly positive. As an example:

–  Eli Lilly & Co shares rallied on the back of positive results from a competitor's phase 3 trial, demonstrating the potential for the effectiveness of obesity drugs in reducing major adverse cardiovascular events.

–  Las Vegas Sands' share price was supported by reopening of their casinos.

3  The Bloomberg US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS U.S. Allocation Fund

•  On the other hand, some of our cyclical exposure slightly weighed on relative performance. Individual stocks that detracted from performance included SVB Financial (which was sold during the reporting period) and NextEra Energy, which remained in the portfolio.

•  Overall, the US growth equity portion of the Fund contributed strongly to returns. Specifically, outperformance was driven by stock selection, which was slightly offset by sector allocation within this portion of the portfolio.

•  Within sector allocation, an underweight to Materials and Real Estate contributed to performance, while an underweight to Information Technology detracted from performance.

•  Stock selection in Information Technology and Industrials contributed the most to performance. Stock selection in Financials and Real Estate detracted the most.

•  Top stock contributors over the period were:

–  Broadcom, Oracle, NVIDIA, Advanced Micro Devices and United Rentals.

•  Top stock detractors over the period were:

–  BJ's Wholesale Club, Fidelity National Information Services, Crown Castle, American Express, and Amazon.com. Within the growth portion of the portfolio we eliminated our positions in BJ's Wholesale Club, Fidelity National Information Service and Crown Castle during the reporting period. We continue to own American Express and Amazon.com.

UBS U.S. Allocation Fund

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/am-us.

Sincerely,

Mark E. Carver President UBS U.S. Allocation Fund Executive Director UBS Asset Management (Americas) Inc.	Nicole Goldberger Portfolio Manager UBS U.S. Allocation Fund Managing Director UBS Asset Management (Americas) Inc.

Evan Brown
Portfolio Manager
UBS U.S. Allocation Fund
Managing Director
UBS Asset Management
(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended August 31, 2023. The views and opinions in the letter were current as of October 9, 2023. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

* Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. The prospectus contains this and other information about the fund. Prospectuses for most of our funds can be obtained from your Financial Advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Allocation Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended 08/31/2023	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	8.72%	6.69%	8.04%
Class P2	9.02	6.97	8.34
After deducting maximum sales charge
Class A1	2.75	5.48	7.43
S&P 500 Index[3]	15.94	11.12	12.81
UBS U.S. Allocation Fund Benchmark[4]	9.61	7.25	8.76

The annualized gross and net expense ratios, respectively, for each class of shares as in the December 29, 2022 prospectus, were as follows: Class A—0.99% and 0.99%; and Class P—0.72% and 0.72%.

Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written agreement, separate from UBS AM's investment advisory agreement with the Fund, whereby UBS AM has agreed to permanently reduce its management fees based on the Fund's average daily net assets to the following rates: $0 to $250 million: 0.50%; in excess of $250 million up to $500 million: 0.45%; in excess of $500 million up to $2 billion: 0.40%; and over $2 billion: 0.35%. Effective December 29, 2022, UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, so that the ordinary total annual operating expenses of each class through December 31, 2023 (excluding dividend expense, borrowing costs and interest expense relating to short sales, and expenses attributable to investments in other investment companies, interest, taxes, brokerage commissions, trustee elections as well as other matters related to shareholder meetings (unless otherwise separately agreed by UBS AM), and extraordinary expenses, if any) would not exceed 1.15% for Class A and 0.90% for Class P.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The UBS U.S. Allocation Fund Benchmark is an unmanaged benchmark compiled by the Advisor, constructed as follows: from June 1, 2005 until present: 65% Russell 3000 Index, 30% Bloomberg US Aggregate Bond Index, and 5% ICE BofAML US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/us-mutualfundperformance.

UBS U.S. Allocation Fund

Illustration of an assumed investment of $10,000 in Class P shares of the Fund (unaudited)

The following graph depicts the performance of UBS U.S. Allocation Fund Class P shares versus the S&P 500 Index and the UBS U.S. Allocation Fund Benchmark over the 10 years ended August 31, 2023. The performance of the other class will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that the Fund is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

UBS U.S. Allocation Fund Class P

Illustration of an assumed investment of $10,000 in Class A shares of the Fund (unaudited)

The following graph depicts the performance of UBS U.S. Allocation Fund Class A shares versus the S&P 500 Index and the UBS U.S. Allocation Fund Benchmark over the 10 years ended August 31, 2023. The performance of the other class will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that the Fund is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

UBS U.S. Allocation Fund Class A

UBS U.S. Allocation Fund

Understanding your Fund's expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2023 to August 31, 2023.

Actual expenses (unaudited)

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning account value March 1, 2023	Ending account value August 31, 2023	Expenses paid during period[1] 03/01/23 to 08/31/23	Expense ratio during the period
Class A	Actual	$1,000.00	$1,078.80	$5.19	0.99%
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.21	5.04	0.99
Class P	Actual	1,000.00	1,080.60	3.78	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.58	3.67	0.72

1  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

UBS U.S. Allocation Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of August 31, 2023

Top ten equity holdings
iShares Core S&P Mid-Cap ETF	4.6%
Microsoft Corp.	3.7
Alphabet, Inc.	3.0
Apple, Inc.	3.0
Amazon.com, Inc.	2.1
NVIDIA Corp.	1.9
AbbVie, Inc.	1.6
Eli Lilly & Co.	1.5
Invesco S&P 500 Equal Weight ETF	1.5
UnitedHealth Group, Inc.	1.2
Total	24.1%
Top ten fixed income holdings
FHLMC, 2.000% due 02/01/51	1.3%
UMBS TBA, 3.500%	1.2
UMBS TBA, 2.500%	1.1
FNMA, 2.000% due 05/01/51	1.0
UMBS TBA, 3.000%	0.9
UMBS TBA, 4.000%	0.8
FNMA, 2.500% due 03/01/52	0.8
FHLMC, 2.000% due 12/01/51	0.8
GNMA II, 2.500% due 03/20/51	0.7
GNMA II, 2.000% due 03/20/51	0.7
Total	9.3%
Top five issuer breakdown by country or territory of origin
United States	99.7%
Cayman Islands	0.9
United Kingdom	0.6
Canada	0.4
Germany	0.3
Total	101.9%

UBS U.S. Allocation Fund

Portfolio statistics and industry diversification—(unaudited)1 (concluded)

As a percentage of net assets as of August 31, 2023

Asset allocation
Common stocks	59.1%
Corporate bonds	16.4
U.S. government agency obligations	12.2
Exchange traded funds	6.1
Asset-backed securities	5.5
Mortgage-backed securities	1.3
Non-U.S. government agency obligations	0.4
U.S. Treasury obligations	0.2
Preferred stocks	0.0
Short-term investments	2.4
Options and Swaptions Purchased	0.0 †
Cash equivalents and liabilities in excess of other assets	(3.6)
Total	100.0%

†  Amount represents less than 0.05% or (0.05)%.

1  The portfolio is actively managed and its composition will vary over time.

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2023

	Number of shares	Value
Common stocks—59.1%
Aerospace & defense—0.8%
Axon Enterprise, Inc.*	102	$21,717
Boeing Co.*	808	181,016
General Dynamics Corp.	321	72,751
Howmet Aerospace, Inc.	513	25,378
Huntington Ingalls Industries, Inc.	56	12,338
L3Harris Technologies, Inc.	268	47,728
Lockheed Martin Corp.	330	147,956
Northrop Grumman Corp.	201	87,051
RTX Corp.	2,100	180,684
Textron, Inc.	297	23,080
TransDigm Group, Inc.*	1,091	986,100
		1,785,799
Air freight & logistics—0.1%
CH Robinson Worldwide, Inc.	180	16,277
Expeditors International of Washington, Inc.	208	24,276
FedEx Corp.	331	86,398
United Parcel Service, Inc., Class B	1,045	177,023
		303,974
Automobile components—0.4%
Aptiv PLC*	9,588	972,703
BorgWarner, Inc.	247	10,065
		982,768
Automobiles—0.9%
Ford Motor Co.	3,734	45,294
General Motors Co.	1,228	41,150
Tesla, Inc.*	6,887	1,777,397
		1,863,841
Banks—1.1%
Bank of America Corp.	6,591	188,964
Citigroup, Inc.	1,815	74,941
Citizens Financial Group, Inc.	498	14,009
Comerica, Inc.	144	6,928
Fifth Third Bancorp	690	18,319
Huntington Bancshares, Inc.	1,250	13,863
JPMorgan Chase & Co.	2,813	411,626
KeyCorp	951	10,775
M&T Bank Corp.	160	20,008
PNC Financial Services Group, Inc.	374	45,153
Regions Financial Corp.	961	17,625
Truist Financial Corp.	1,355	41,395
U.S. Bancorp	1,294	47,270
Wells Fargo & Co.	38,384	1,584,875
Zions Bancorp NA	153	5,432
		2,501,183
Beverages—1.0%
Brown-Forman Corp., Class B	83	5,489
Coca-Cola Co.	1,760	105,301
Constellation Brands, Inc., Class A	3,385	881,996
Keurig Dr Pepper, Inc.	382	12,854
Molson Coors Beverage Co., Class B	82	5,206
Monster Beverage Corp.*	8,513	488,731
	Number of shares	Value
Common stocks—(continued)
Beverages—(concluded)
PepsiCo, Inc.	3,778	$672,182
		2,171,759
Biotechnology—2.3%
AbbVie, Inc.	23,471	3,449,298
Amgen, Inc.	387	99,204
Biogen, Inc.*	104	27,805
Contra Abiomed, Inc.*,1,2	76	78
Gilead Sciences, Inc.	896	68,526
Incyte Corp.*	116	7,485
Moderna, Inc.*	238	26,911
Regeneron Pharmaceuticals, Inc.*	79	65,293
Vertex Pharmaceuticals, Inc.*	3,780	1,316,725
		5,061,325
Broadline retail—2.1%
Amazon.com, Inc.*	33,634	4,641,828
eBay, Inc.	482	21,584
Etsy, Inc.*	109	8,019
		4,671,431
Building products—0.5%
A O Smith Corp.	194	14,065
Allegion PLC	109	12,406
Carrier Global Corp.	1,207	69,342
Hayward Holdings, Inc.*	57,299	848,025
Johnson Controls International PLC	992	58,588
Masco Corp.	328	19,355
Trane Technologies PLC	324	66,504
		1,088,285
Capital markets—1.5%
Ameriprise Financial, Inc.	5,507	1,859,053
Bank of New York Mellon Corp.	661	29,659
BlackRock, Inc.	141	98,776
Cboe Global Markets, Inc.	113	16,917
Charles Schwab Corp.	1,443	85,354
CME Group, Inc.	355	71,951
FactSet Research Systems, Inc.	42	18,329
Franklin Resources, Inc.	230	6,150
Goldman Sachs Group, Inc.	311	101,918
Intercontinental Exchange, Inc.	519	61,237
Invesco Ltd.	498	7,928
MarketAxess Holdings, Inc.	40	9,637
Moody's Corp.	148	49,846
Morgan Stanley	1,250	106,438
MSCI, Inc.	869	472,406
Nasdaq, Inc.	328	17,214
Northern Trust Corp.	218	16,583
Raymond James Financial, Inc.	171	17,885
S&P Global, Inc.	316	123,512
State Street Corp.	308	21,172
T Rowe Price Group, Inc.	236	26,486
		3,218,451

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2023

	Number of shares	Value
Common stocks—(continued)
Chemicals—0.3%
Air Products & Chemicals, Inc.	10	$2,955
Albemarle Corp.	6	1,192
Celanese Corp.	12	1,516
CF Industries Holdings, Inc.	7,859	605,693
Corteva, Inc.	21	1,061
Dow, Inc.	19	1,037
DuPont de Nemours, Inc.	37	2,845
Eastman Chemical Co.	25	2,125
Ecolab, Inc.	12	2,206
FMC Corp.	6	517
International Flavors & Fragrances, Inc.	7	493
Linde PLC	22	8,515
LyondellBasell Industries NV, Class A	28	2,766
Mosaic Co.	15	583
PPG Industries, Inc.	11	1,559
Sherwin-Williams Co.	15	4,076
		639,139
Commercial services & supplies—0.1%
Cintas Corp.	126	63,525
Copart, Inc.*	1,224	54,872
Republic Services, Inc.	318	45,833
Rollins, Inc.	337	13,335
Waste Management, Inc.	552	86,543
		264,108
Communications equipment—0.1%
Arista Networks, Inc.*	232	45,293
Cisco Systems, Inc.	3,820	219,077
F5, Inc.*	57	9,329
Juniper Networks, Inc.	318	9,260
Motorola Solutions, Inc.	157	44,521
		327,480
Construction & engineering—0.0%†
Quanta Services, Inc.	203	42,604
Construction materials—0.0%†
Martin Marietta Materials, Inc.	10	4,464
Vulcan Materials Co.	9	1,964
		6,428
Consumer finance—0.8%
American Express Co.	4,396	694,524
Capital One Financial Corp.	353	36,144
Discover Financial Services	232	20,896
SLM Corp.	69,545	990,321
Synchrony Financial	342	11,040
		1,752,925
Consumer staples distribution & retail—0.7%
Costco Wholesale Corp.	200	109,856
Dollar General Corp.	103	14,265
Dollar Tree, Inc.*	9,457	1,157,158
Kroger Co.	290	13,453
Sysco Corp.	234	16,298
Target Corp.	212	26,829
	Number of shares	Value
Common stocks—(continued)
Consumer staples distribution & retail—(concluded)
Walgreens Boots Alliance, Inc.	334	$8,454
Walmart, Inc.	628	102,119
		1,448,432
Containers & packaging—0.0%†
Amcor PLC	61	594
Avery Dennison Corp.	15	2,826
Ball Corp.	17	926
Packaging Corp. of America	4	596
Sealed Air Corp.	37	1,371
		6,313
Distributors—0.0%†
Genuine Parts Co.	125	19,216
LKQ Corp.	221	11,609
Pool Corp.	43	15,721
		46,546
Diversified telecommunication services—0.1%
AT&T, Inc.	8,577	126,854
Verizon Communications, Inc.	4,910	171,752
		298,606
Electric utilities—0.8%
Alliant Energy Corp.	235	11,790
American Electric Power Co., Inc.	489	38,338
Constellation Energy Corp.	305	31,769
Duke Energy Corp.	792	70,330
Edison International	406	27,953
Entergy Corp.	214	20,383
Evergy, Inc.	248	13,633
Eversource Energy	308	19,657
Exelon Corp.	1,035	41,524
FirstEnergy Corp.	543	19,586
NextEra Energy, Inc.	20,253	1,352,900
NRG Energy, Inc.	209	7,848
PG&E Corp.*	1,697	27,661
Pinnacle West Capital Corp.	143	11,050
PPL Corp.	634	15,799
Southern Co.	1,110	75,180
Xcel Energy, Inc.	509	29,079
		1,814,480
Electrical equipment—1.0%
AMETEK, Inc.	350	55,828
Eaton Corp. PLC	569	131,081
Emerson Electric Co.	823	80,860
Generac Holdings, Inc.*	94	11,168
Regal Rexnord Corp.	9,187	1,490,039
Rockwell Automation, Inc.	163	50,869
Shoals Technologies Group, Inc., Class A*	14,460	284,573
		2,104,418
Electronic equipment, instruments & components—0.1%
Amphenol Corp., Class A	547	48,344
CDW Corp.	121	25,549

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2023

	Number of shares	Value
Common stocks—(continued)
Electronic equipment, instruments & components—(concluded)
Corning, Inc.	679	$22,285
Keysight Technologies, Inc.*	163	21,728
TE Connectivity Ltd.	295	39,055
Teledyne Technologies, Inc.*	51	21,333
Trimble, Inc.*	245	13,423
Zebra Technologies Corp., Class A*	56	15,401
		207,118
Energy equipment & services—0.1%
Baker Hughes Co.	945	34,199
Halliburton Co.	827	31,939
Schlumberger NV	1,324	78,063
		144,201
Entertainment—1.5%
Activision Blizzard, Inc.	827	76,076
Electronic Arts, Inc.	313	37,554
Live Nation Entertainment, Inc.*	154	13,017
Netflix, Inc.*	2,710	1,175,273
Take-Two Interactive Software, Inc.*	13,049	1,855,568
Walt Disney Co.*	2,187	183,008
Warner Bros Discovery, Inc.*	2,697	35,438
		3,375,934
Financial services—2.4%
Berkshire Hathaway, Inc., Class B*	1,714	617,383
Fidelity National Information Services, Inc.	9,585	535,418
Fiserv, Inc.*	573	69,556
FleetCor Technologies, Inc.*	70	19,021
Global Payments, Inc.	243	30,786
Jack Henry & Associates, Inc.	73	11,445
Mastercard, Inc., Class A	5,657	2,334,305
PayPal Holdings, Inc.*	1,094	68,386
Visa, Inc., Class A	1,543	379,084
Voya Financial, Inc.	15,727	1,095,857
		5,161,241
Food products—1.8%
Archer-Daniels-Midland Co.	251	19,904
Bunge Ltd.	17,977	2,055,131
Campbell Soup Co.	107	4,462
Conagra Brands, Inc.	242	7,231
General Mills, Inc.	254	17,186
Hershey Co.	69	14,825
Hormel Foods Corp.	114	4,399
J M Smucker Co.	61	8,842
Kellogg Co.	77	4,699
Kraft Heinz Co.	369	12,210
Lamb Weston Holdings, Inc.	67	6,526
McCormick & Co., Inc.	105	8,618
Mondelez International, Inc., Class A	23,503	1,674,824
Tyson Foods, Inc., Class A	137	7,298
		3,846,155
Gas utilities—0.0%†
Atmos Energy Corp.	165	19,132
	Number of shares	Value
Common stocks—(continued)
Ground transportation—0.7%
CSX Corp.	2,912	$87,942
JB Hunt Transport Services, Inc.	109	20,479
Lyft, Inc., Class A*	41,877	493,311
Norfolk Southern Corp.	321	65,808
Old Dominion Freight Line, Inc.	127	54,276
Union Pacific Corp.	4,138	912,719
		1,634,535
Health care equipment & supplies—1.0%
Abbott Laboratories	6,899	709,907
Align Technology, Inc.*	50	18,507
Baxter International, Inc.	335	13,601
Becton Dickinson & Co.	209	58,405
Boston Scientific Corp.*	1,025	55,288
Cooper Cos., Inc.	1,732	640,823
DENTSPLY SIRONA, Inc.	156	5,786
Dexcom, Inc.*	3,804	384,128
Edwards Lifesciences Corp.*	441	33,723
GE HealthCare Technologies, Inc.	267	18,810
Hologic, Inc.*	191	14,275
IDEXX Laboratories, Inc.*	64	32,730
Insulet Corp.*	50	9,586
Intuitive Surgical, Inc.*	257	80,359
Medtronic PLC	968	78,892
ResMed, Inc.	105	16,757
STERIS PLC	83	19,056
Stryker Corp.	251	71,171
Teleflex, Inc.	43	9,148
Zimmer Biomet Holdings, Inc.	143	17,034
		2,287,986
Health care providers & services—2.0%
Cardinal Health, Inc.	200	17,466
Cencora, Inc.	111	19,534
Centene Corp.*	387	23,859
Cigna Group	220	60,777
CVS Health Corp.	944	61,520
DaVita, Inc.*	31	3,175
Elevance Health, Inc.	175	77,352
HCA Healthcare, Inc.	155	42,981
Henry Schein, Inc.*	105	8,037
Humana, Inc.	90	41,547
Laboratory Corp. of America Holdings	5,680	1,182,008
McKesson Corp.	101	41,644
Molina Healthcare, Inc.*	50	15,506
Quest Diagnostics, Inc.	88	11,572
UnitedHealth Group, Inc.	5,593	2,665,512
Universal Health Services, Inc., Class B	47	6,331
		4,278,821
Health care REITs—0.1%
Healthpeak Properties, Inc.	910	18,728
Ventas, Inc.	667	29,134
Welltower, Inc.	878	72,769
		120,631

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2023

	Number of shares	Value
Common stocks—(continued)
Hotel & resort REITs—0.0%†
Host Hotels & Resorts, Inc.	1,189	$18,774
Hotels, restaurants & leisure—1.0%
Airbnb, Inc., Class A*	204	26,836
Booking Holdings, Inc.*	35	108,676
Caesars Entertainment, Inc.*	212	11,715
Carnival Corp.*	1,043	16,500
Chipotle Mexican Grill, Inc.*	26	50,093
Darden Restaurants, Inc.	106	16,484
Domino's Pizza, Inc.	31	12,009
Expedia Group, Inc.*	130	14,091
Hilton Worldwide Holdings, Inc.	247	36,717
Las Vegas Sands Corp.	15,354	842,320
Marriott International, Inc., Class A	241	49,046
McDonald's Corp.	2,732	768,102
MGM Resorts International*	274	12,050
Norwegian Cruise Line Holdings Ltd.*	360	5,965
Royal Caribbean Cruises Ltd.*	199	19,689
Starbucks Corp.	1,074	104,651
Wynn Resorts Ltd.	116	11,760
Yum! Brands, Inc.	262	33,898
		2,140,602
Household durables—0.1%
DR Horton, Inc.	294	34,992
Garmin Ltd.	137	14,525
Lennar Corp., Class A	236	28,105
Mohawk Industries, Inc.*	38	3,853
Newell Brands, Inc.	245	2,592
NVR, Inc.*	3	19,132
PulteGroup, Inc.	195	16,001
Whirlpool Corp.	57	7,978
		127,178
Household products—0.1%
Church & Dwight Co., Inc.	103	9,967
Clorox Co.	56	8,761
Colgate-Palmolive Co.	372	27,331
Kimberly-Clark Corp.	154	19,840
Procter & Gamble Co.	1,054	162,675
		228,574
Independent power and renewable electricity producers—0.0%†
AES Corp.	678	12,157
Industrial conglomerates—0.5%
3M Co.	807	86,082
General Electric Co.	1,550	177,413
Honeywell International, Inc.	4,921	924,853
		1,188,348
Industrial REITs—0.7%
Prologis, Inc.	11,634	1,444,943
Insurance—1.3%
Aflac, Inc.	551	41,088
Allstate Corp.	7,385	796,177
	Number of shares	Value
Common stocks—(continued)
Insurance—(concluded)
American International Group, Inc.	664	$38,857
Aon PLC, Class A	191	63,678
Arch Capital Group Ltd.*	334	25,671
Arthur J Gallagher & Co.	201	46,327
Assurant, Inc.	65	9,056
Brown & Brown, Inc.	220	16,302
Chubb Ltd.	405	81,352
Cincinnati Financial Corp.	166	17,561
Everest Group Ltd.	50	18,034
Globe Life, Inc.	85	9,483
Hartford Financial Services Group, Inc.	267	19,176
Lincoln National Corp.	216	5,543
Loews Corp.	196	12,170
Marsh & McLennan Cos., Inc.	7,667	1,494,988
MetLife, Inc.	591	37,434
Principal Financial Group, Inc.	239	18,573
Progressive Corp.	543	72,474
Prudential Financial, Inc.	338	31,999
Travelers Cos., Inc.	236	38,050
W R Berkley Corp.	204	12,619
Willis Towers Watson PLC	101	20,883
		2,927,495
Interactive media & services—3.7%
Alphabet, Inc., Class C*	6,028	827,946
Alphabet, Inc., Class A*	41,960	5,713,693
Match Group, Inc.*	369	17,295
Meta Platforms, Inc., Class A*	4,970	1,470,573
		8,029,507
IT services—0.2%
Accenture PLC, Class A	591	191,348
Akamai Technologies, Inc.*	135	14,187
Cognizant Technology Solutions Corp., Class A	467	33,442
DXC Technology Co.*	201	4,169
EPAM Systems, Inc.*	55	14,244
Gartner, Inc.*	75	26,226
International Business Machines Corp.	849	124,659
VeriSign, Inc.*	79	16,415
		424,690
Leisure products—0.3%
Brunswick Corp.	7,180	568,082
Hasbro, Inc.	116	8,352
		576,434
Life sciences tools & services—1.4%
Agilent Technologies, Inc.	6,107	739,375
Bio-Rad Laboratories, Inc., Class A*	3,022	1,209,404
Bio-Techne Corp.	124	9,722
Charles River Laboratories International, Inc.*	41	8,480
Danaher Corp.	487	129,055
Illumina, Inc.*	110	18,174
IQVIA Holdings, Inc.*	3,107	691,711
Mettler-Toledo International, Inc.*	17	20,629

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2023

	Number of shares	Value
Common stocks—(continued)
Life sciences tools & services—(concluded)
Revvity, Inc.	102	$11,937
Thermo Fisher Scientific, Inc.	283	157,659
Waters Corp.*	41	11,513
West Pharmaceutical Services, Inc.	57	23,193
		3,030,852
Machinery—1.2%
Caterpillar, Inc.	738	207,474
Cummins, Inc.	202	46,468
Deere & Co.	385	158,212
Dover Corp.	203	30,105
Fortive Corp.	505	39,819
IDEX Corp.	102	23,093
Illinois Tool Works, Inc.	390	96,466
Ingersoll Rand, Inc.	25,394	1,767,676
Nordson Corp.	80	19,531
Otis Worldwide Corp.	590	50,474
PACCAR, Inc.	747	61,471
Parker-Hannifin Corp.	181	75,459
Pentair PLC	242	17,003
Snap-on, Inc.	69	18,533
Stanley Black & Decker, Inc.	225	21,236
Westinghouse Air Brake Technologies Corp.	242	27,230
Xylem, Inc.	338	34,997
		2,695,247
Media—1.0%
Charter Communications, Inc., Class A*	126	55,203
Comcast Corp., Class A	44,023	2,058,516
Fox Corp., Class A	293	9,687
Fox Corp., Class B	189	5,768
Interpublic Group of Cos., Inc.	433	14,120
News Corp., Class A	372	7,994
News Corp., Class B	99	2,178
Omnicom Group, Inc.	245	19,847
Paramount Global, Class B	702	10,593
		2,183,906
Metals & mining—0.0%†
Freeport-McMoRan, Inc.	61	2,434
Newmont Corp.	14	552
Nucor Corp.	16	2,754
Steel Dynamics, Inc.	13	1,386
		7,126
Multi-utilities—0.1%
Ameren Corp.	236	18,708
CenterPoint Energy, Inc.	627	17,487
CMS Energy Corp.	234	13,148
Consolidated Edison, Inc.	335	29,802
Dominion Energy, Inc.	803	38,978
DTE Energy Co.	219	22,640
NiSource, Inc.	379	10,142
Public Service Enterprise Group, Inc.	536	32,739
Sempra	622	43,677
	Number of shares	Value
Common stocks—(continued)
Multi-utilities—(concluded)
WEC Energy Group, Inc.	293	$24,647
		251,968
Office REITs—0.0%†
Alexandria Real Estate Equities, Inc.	260	30,248
Boston Properties, Inc.	248	16,559
		46,807
Oil, gas & consumable fuels—2.6%
APA Corp.	27,201	1,192,492
Chevron Corp.	1,604	258,404
ConocoPhillips	1,084	129,029
Coterra Energy, Inc.	694	19,564
Devon Energy Corp.	593	30,296
Diamondback Energy, Inc.	172	26,106
EOG Resources, Inc.	4,357	560,397
EQT Corp.	296	12,793
Exxon Mobil Corp.	9,128	1,014,942
Hess Corp.	258	39,861
Kinder Morgan, Inc.	1,862	32,064
Marathon Oil Corp.	509	13,412
Marathon Petroleum Corp.	390	55,680
Occidental Petroleum Corp.	665	41,755
ONEOK, Inc.	404	26,341
Phillips 66	425	48,518
Pioneer Natural Resources Co.	218	51,869
Targa Resources Corp.	222	19,148
Valero Energy Corp.	336	43,646
Williams Cos., Inc.	60,890	2,102,532
		5,718,849
Passenger airlines—0.1%
Alaska Air Group, Inc.*	196	8,226
American Airlines Group, Inc.*	1,018	14,995
Delta Air Lines, Inc.	935	40,093
Southwest Airlines Co.	796	25,154
United Airlines Holdings, Inc.*	476	23,709
		112,177
Personal care products—0.3%
Estee Lauder Cos., Inc., Class A	111	17,819
Kenvue, Inc.	25,540	588,697
		606,516
Pharmaceuticals—1.9%
Bristol-Myers Squibb Co.	1,527	94,140
Catalent, Inc.*	105	5,247
Eli Lilly & Co.	6,026	3,339,609
Johnson & Johnson	1,765	285,365
Merck & Co., Inc.	1,878	204,664
Organon & Co.	162	3,558
Pfizer, Inc.	4,120	145,766
Viatris, Inc.	1,131	12,158
Zoetis, Inc.	342	65,154
		4,155,661

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2023

	Number of shares	Value
Common stocks—(continued)
Professional services—0.2%
Automatic Data Processing, Inc.	590	$150,220
Broadridge Financial Solutions, Inc.	171	31,842
Ceridian HCM Holding, Inc.*	230	16,679
Equifax, Inc.	171	35,346
Jacobs Solutions, Inc.	190	25,616
Leidos Holdings, Inc.	182	17,747
Paychex, Inc.	459	56,103
Paycom Software, Inc.	64	18,870
Robert Half, Inc.	160	11,834
Verisk Analytics, Inc.	206	49,897
		414,154
Real estate management & development—0.0%†
CBRE Group, Inc., Class A*	528	44,907
CoStar Group, Inc.*	685	56,163
		101,070
Residential REITs—0.1%
AvalonBay Communities, Inc.	249	45,771
Camden Property Trust	191	20,556
Equity Residential	629	40,778
Essex Property Trust, Inc.	100	23,839
Invitation Homes, Inc.	981	33,442
Mid-America Apartment Communities, Inc.	183	26,577
UDR, Inc.	515	20,549
		211,512
Retail REITs—0.1%
Federal Realty Investment Trust	109	10,676
Kimco Realty Corp.	1,029	19,489
Realty Income Corp.	1,199	67,192
Regency Centers Corp.	302	18,784
Simon Property Group, Inc.	554	62,874
		179,015
Semiconductors & semiconductor equipment—4.0%
Advanced Micro Devices, Inc.*	1,503	158,897
Analog Devices, Inc.	472	85,800
Applied Materials, Inc.	786	120,069
Broadcom, Inc.	1,906	1,759,028
Enphase Energy, Inc.*	123	15,563
First Solar, Inc.*	88	16,642
Intel Corp.	3,902	137,116
KLA Corp.	130	65,243
Lam Research Corp.	127	89,205
Marvell Technology, Inc.	9,803	571,025
Microchip Technology, Inc.	502	41,084
Micron Technology, Inc.	15,101	1,056,164
Monolithic Power Systems, Inc.	41	21,370
NVIDIA Corp.	8,532	4,210,969
NXP Semiconductors NV	240	49,373
ON Semiconductor Corp.*	397	39,089
Qorvo, Inc.*	104	11,169
QUALCOMM, Inc.	1,039	118,997
Skyworks Solutions, Inc.	152	16,528
	Number of shares	Value
Common stocks—(continued)
Semiconductors & semiconductor equipment—(concluded)
SolarEdge Technologies, Inc.*	55	$8,941
Teradyne, Inc.	160	17,259
Texas Instruments, Inc.	847	142,347
		8,751,878
Software—8.2%
Adobe, Inc.*	2,028	1,134,342
ANSYS, Inc.*	82	26,147
Autodesk, Inc.*	199	44,166
Cadence Design Systems, Inc.*	253	60,831
Dynatrace, Inc.*	8,939	430,860
Fair Isaac Corp.*	26	23,519
Fortinet, Inc.*	600	36,126
Gen Digital, Inc.	577	11,684
HubSpot, Inc.*	1,186	648,173
Intuit, Inc.	262	141,954
Microsoft Corp.	24,626	8,071,418
Oracle Corp.	11,416	1,374,372
Palo Alto Networks, Inc.*	4,004	974,173
PTC, Inc.*	109	16,042
Roper Technologies, Inc.	101	50,405
Salesforce, Inc.*	6,066	1,343,376
ServiceNow, Inc.*	1,654	973,925
Splunk, Inc.*	11,447	1,388,063
Synopsys, Inc.*	142	65,163
Tyler Technologies, Inc.*	42	16,734
VMware, Inc., Class A*	6,202	1,046,774
		17,878,247
Specialized REITs—0.3%
American Tower Corp.	806	146,144
Crown Castle, Inc.	764	76,782
Digital Realty Trust, Inc.	517	68,099
Equinix, Inc.	160	125,021
Extra Space Storage, Inc.	353	45,424
Iron Mountain, Inc.	487	30,944
Public Storage	274	75,728
SBA Communications Corp.	179	40,191
VICI Properties, Inc.	1,796	55,389
Weyerhaeuser Co.	1,242	40,675
		704,397
Specialty retail—1.2%
AutoZone, Inc.*	18	45,564
Bath & Body Works, Inc.	221	8,148
Best Buy Co., Inc.	176	13,455
CarMax, Inc.*	136	11,108
Home Depot, Inc.	950	313,785
Lowe's Cos., Inc.	4,276	985,532
O'Reilly Automotive, Inc.*	58	54,503
Ross Stores, Inc.	318	38,736
TJX Cos., Inc.	11,255	1,040,862
Tractor Supply Co.	99	21,632
Ulta Beauty, Inc.*	54	22,412
		2,555,737

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2023

	Number of shares	Value
Common stocks—(concluded)
Technology hardware, storage & peripherals—3.0%
Apple, Inc.	34,448	$6,471,746
Hewlett Packard Enterprise Co.	1,299	22,070
HP, Inc.	784	23,293
NetApp, Inc.	175	13,422
Seagate Technology Holdings PLC	198	14,016
Western Digital Corp.*	291	13,095
		6,557,642
Textiles, apparel & luxury goods—0.8%
Lululemon Athletica, Inc.*	2,546	970,688
NIKE, Inc., Class B	7,609	773,911
Ralph Lauren Corp.	50	5,832
Tapestry, Inc.	198	6,597
VF Corp.	234	4,624
		1,761,652
Tobacco—0.0%†
Altria Group, Inc.	802	35,464
Philip Morris International, Inc.	698	67,050
		102,514
Trading companies & distributors—0.4%
Fastenal Co.	820	47,216
United Rentals, Inc.	1,713	816,313
WW Grainger, Inc.	64	45,705
		909,234
Water utilities—0.0%†
American Water Works Co., Inc.	178	24,696
Wireless telecommunication services—0.0%†
T-Mobile U.S., Inc.*	683	93,059
Total common stocks (cost—$110,552,306)		129,648,667
Preferred stocks—0.0%†
Financial services—0.0%†
SquareTwo Financial Corp.*,1,2 (cost—$0)	35,000	0
Exchange traded funds—6.1%
Invesco S&P 500 Equal Weight ETF[3]	21,687	3,251,315
iShares Core S&P Mid-Cap ETF[3]	37,761	9,980,232
Total exchange traded funds (cost—$12,238,501)		13,231,547
	Face amount
Asset-backed securities—5.5%
AmeriCredit Automobile Receivables Trust, Series 2020-2, Class C, 1.480%, due 02/18/26	$475,000	461,367
Series 2019-2, Class D, 2.990%, due 06/18/25	593,000	587,454
	Face amount	Value
Asset-backed securities—(continued)
Ares XLVIII CLO Ltd., Series 2018-48A, Class C, 3 mo. USD Term SOFR + 2.062% 7.388%, due 07/20/30[4,5]	$725,000	$705,307
Capital One Multi-Asset Execution Trust, Series 2005-B3, Class B3, 3 mo. USD Term SOFR + 0.812% 6.120%, due 05/15/28[5]	350,000	346,485
CCG Receivables Trust, Series 2020-1, Class C, 1.840%, due 12/14/27[4]	275,000	267,715
Drive Auto Receivables Trust, Series 2021-2, Class C, 0.870%, due 10/15/27	580,146	568,402
Series 2020-2, Class C, 2.280%, due 08/17/26	26,680	26,644
DT Auto Owner Trust, Series 2021-1A, Class D, 1.160%, due 11/16/26[4]	325,000	303,261
Series 2021-1A, Class C, 0.840%, due 10/15/26[4]	240,404	235,595
GLS Auto Receivables Issuer Trust, Series 2020-2A, Class C, 4.570%, due 04/15/26[4]	585,078	580,168
GM Financial Automobile Leasing Trust, Series 2021-2, Class B, 0.690%, due 05/20/25	500,000	495,059
Highbridge Loan Management Ltd., Series 12A-18, Class B, 3 mo. USD Term SOFR + 2.112% 7.422%, due 07/18/31[4,5]	700,000	679,789
HPEFS Equipment Trust, Series 2022-1A, Class B, 1.790%, due 05/21/29[4]	650,000	624,971
Series 2021-1A, Class D, 1.030%, due 03/20/31[4]	675,000	658,024
OneMain Financial Issuance Trust, Series 2021-1A, Class A1, 1.550%, due 06/16/36[4]	600,000	524,138
Series 2020-2A, Class A, 1.750%, due 09/14/35[4]	600,000	540,728
Series 2020-2A, Class B, 2.210%, due 09/14/35[4]	300,000	262,054
Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.950%, due 09/15/27	584,228	575,759
Series 2020-4, Class D, 1.480%, due 01/15/27	325,000	315,551
Series 2020-2, Class D, 2.220%, due 09/15/26	472,264	464,770
Series 2020-1, Class C, 4.110%, due 12/15/25	392,121	390,573
Santander Retail Auto Lease Trust, Series 2021-C, Class C, 1.110%, due 03/20/26[4]	325,000	312,494

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2023

	Face amount	Value
Asset-backed securities—(concluded)
Tesla Auto Lease Trust, Series 2021-A, Class B, 1.020%, due 03/20/25[4]	$650,000	$642,321
Series 2021-B, Class D, 1.320%, due 09/22/25[4]	325,000	309,167
Voya CLO Ltd., Series 2018-2A, Class C1, 3 mo. USD Term SOFR + 2.112% 7.420%, due 07/15/31[4,5]	700,000	675,420
Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.650%, due 02/17/26[4]	645,000	623,703
Total asset-backed securities (cost—$12,466,636)		12,176,919
Corporate bonds—16.4%
Advertising—0.0%†
Clear Channel Outdoor Holdings, Inc., 5.125%, due 08/15/27[4]	35,000	31,347
Aerospace & defense—0.1%
Bombardier, Inc. 7.125%, due 06/15/26[4]	30,000	29,501
7.875%, due 04/15/27[4]	50,000	49,871
TransDigm U.K. Holdings PLC, 6.875%, due 05/15/26	60,000	61,020
TransDigm, Inc. 5.500%, due 11/15/27	30,000	28,471
6.250%, due 03/15/26[4]	20,000	19,809
7.500%, due 03/15/27	35,000	35,067
		223,739
Agriculture—0.1%
Darling Ingredients, Inc., 6.000%, due 06/15/30[4]	40,000	39,093
Reynolds American, Inc., 5.700%, due 08/15/35	70,000	64,745
		103,838
Airlines—0.2%
American Airlines, Inc., 7.250%, due 02/15/28[4]	25,000	24,558
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.500%, due 04/20/26[4]	28,417	27,885
5.750%, due 04/20/29[4]	30,000	28,691
Delta Air Lines Pass-Through Trust, 2.000%, due 12/10/29	90,268	79,490
Delta Air Lines, Inc., 7.000%, due 05/01/25[4]	250,000	253,328
United Airlines, Inc. 4.375%, due 04/15/26[4]	38,000	35,812
4.625%, due 04/15/29[4]	30,000	26,675
VistaJet Malta Finance PLC/Vista Management Holding, Inc., 9.500%, due 06/01/28[4]	20,000	18,456
		494,895
	Face amount	Value
Corporate bonds—(continued)
Auto manufacturers—0.3%
Allison Transmission, Inc., 5.875%, due 06/01/29[4]	$35,000	$33,804
Ford Motor Co. 5.291%, due 12/08/46	10,000	7,853
6.100%, due 08/19/32	10,000	9,555
6.625%, due 10/01/28	35,000	35,283
7.450%, due 07/16/31	55,000	57,984
9.625%, due 04/22/30	30,000	34,697
Ford Motor Credit Co. LLC, 4.542%, due 08/01/26	200,000	188,510
General Motors Co., 6.600%, due 04/01/36	200,000	201,027
General Motors Financial Co., Inc., 4.000%, due 10/06/26	200,000	189,034
		757,747
Auto parts & equipment—0.1%
Adient Global Holdings Ltd., 7.000%, due 04/15/28[4]	20,000	20,206
American Axle & Manufacturing, Inc., 6.500%, due 04/01/27	25,000	23,694
Dana, Inc. 4.250%, due 09/01/30	20,000	16,445
5.625%, due 06/15/28	20,000	18,827
Goodyear Tire & Rubber Co., 5.250%, due 07/15/31	65,000	55,981
		135,153
Banks—3.3%
Bank of America Corp. 4.200%, due 08/26/24	120,000	117,863
6.110%, due 01/29/37	700,000	725,066
6.500%, due 10/23/24[5,6]
Series Z, (fixed, converts to FRN on 10/23/24)	30,000	30,075
Bank of New York Mellon Corp., 1.600%, due 04/24/25	150,000	140,937
Bank of Nova Scotia, 4.588%, due 05/04/37[5] (fixed, converts to FRN on 05/04/32)	100,000	86,332
Barclays PLC 4.337%, due 01/10/28	305,000	287,592
5.746%, due 08/09/33[5] (fixed, converts to FRN on 08/09/32)	200,000	191,645
Citigroup, Inc. 3.980%, due 03/20/30[5] (fixed, converts to FRN on 03/20/29)	175,000	161,165
5.500%, due 09/13/25	300,000	298,316
6.675%, due 09/13/43	200,000	209,951
9.699%, due 10/30/23[5,6]
3 mo. USD Term SOFR + 4.330%	35,000	35,000
Deutsche Bank AG 2.552%, due 01/07/28[5] (fixed, converts to FRN on 01/07/27)	150,000	132,602
3.700%, due 05/30/24	125,000	122,550

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2023

	Face amount	Value
Corporate bonds—(continued)
Banks—(concluded)
Goldman Sachs Group, Inc. 3.750%, due 02/25/26	$150,000	$143,872
5.150%, due 05/22/45	160,000	147,070
7.266%, due 11/29/23[5]
3 mo. USD Term SOFR + 1.862%	600,000	602,023
HSBC Holdings PLC, 6.500%, due 09/15/37	200,000	205,086
JPMorgan Chase & Co. 3.875%, due 09/10/24	550,000	539,234
3.960%, due 01/29/27[5]
(fixed, converts to FRN on 01/29/26)	300,000	288,543
4.032%, due 07/24/48[5]
(fixed, converts to FRN on 07/24/47)	300,000	241,705
8.934%, due 11/01/23[5,6]
Series R, 3 mo. USD Term SOFR + 3.561%	60,000	60,006
Lloyds Banking Group PLC, 4.582%, due 12/10/25	400,000	385,103
Mitsubishi UFJ Financial Group, Inc., 3.677%, due 02/22/27	350,000	333,063
Morgan Stanley 4.300%, due 01/27/45	250,000	212,404
4.350%, due 09/08/26	815,000	784,806
Novo Banco SA, 8.302%, due 09/15/23[5,7] 3 mo. Euribor + 4.780%	100,000	108,381
Royal Bank of Canada, 2.300%, due 11/03/31	200,000	160,823
Societe Generale SA, 4.000%, due 01/12/27[4]	200,000	187,168
Sumitomo Mitsui Financial Group, Inc., 3.544%, due 01/17/28	150,000	138,345
Wells Fargo & Co., 3.196%, due 06/17/27[5] (fixed, converts to FRN on 06/17/26)	95,000	88,812
		7,165,538
Beverages—0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.700%, due 02/01/36	75,000	71,783
4.900%, due 02/01/46	205,000	190,701
Primo Water Holdings, Inc., 4.375%, due 04/30/29[4]	33,000	28,958
		291,442
Biotechnology—0.2%
Amgen, Inc., 5.250%, due 03/02/33	150,000	149,220
Biogen, Inc., 3.250%, due 02/15/51	56,000	37,268
Gilead Sciences, Inc. 2.950%, due 03/01/27	200,000	186,433
4.750%, due 03/01/46	50,000	45,528
		418,449
	Face amount	Value
Corporate bonds—(continued)
Building materials—0.2%
Builders FirstSource, Inc. 4.250%, due 02/01/32[4]	$10,000	$8,502
5.000%, due 03/01/30[4]	30,000	27,557
6.375%, due 06/15/32[4]	10,000	9,749
Emerald Debt Merger Sub LLC, 6.625%, due 12/15/30[4]	30,000	29,533
Masco Corp., 4.500%, due 05/15/47	150,000	117,281
New Enterprise Stone & Lime Co., Inc., 5.250%, due 07/15/28[4]	61,000	56,283
Smyrna Ready Mix Concrete LLC, 6.000%, due 11/01/28[4]	51,000	48,967
Summit Materials LLC/Summit Materials Finance Corp., 5.250%, due 01/15/29[4]	35,000	32,786
		330,658
Chemicals—0.4%
Celanese U.S. Holdings LLC, 6.330%, due 07/15/29	30,000	29,820
CF Industries, Inc., 5.150%, due 03/15/34	150,000	141,599
Chemours Co. 4.625%, due 11/15/29[4]	45,000	37,410
5.375%, due 05/15/27	30,000	28,241
DuPont de Nemours, Inc., 4.725%, due 11/15/28	100,000	98,665
LYB International Finance II BV, 3.500%, due 03/02/27	150,000	141,448
LYB International Finance III LLC, 3.625%, due 04/01/51	200,000	134,803
NOVA Chemicals Corp., 5.250%, due 06/01/27[4]	60,000	53,343
Nutrien Ltd., 4.200%, due 04/01/29	100,000	94,056
Tronox, Inc., 4.625%, due 03/15/29[4]	40,000	32,961
WR Grace Holdings LLC, 5.625%, due 08/15/29[4]	35,000	29,599
		821,945
Coal—0.1%
Teck Resources Ltd., 3.900%, due 07/15/30	200,000	177,881
Commercial services—0.4%
ADT Security Corp., 4.875%, due 07/15/32[4]	30,000	25,878
ASGN, Inc., 4.625%, due 05/15/28[4]	91,000	81,780
Block, Inc., 3.500%, due 06/01/31	34,000	27,879
Carriage Services, Inc., 4.250%, due 05/15/29[4]	55,000	47,729
Garda World Security Corp. 4.625%, due 02/15/27[4]	55,000	50,881

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2023

	Face amount	Value
Corporate bonds—(continued)
Commercial services—(concluded)
9.500%, due 11/01/27[4]	$23,000	$22,246
Neptune Bidco U.S., Inc., 9.290%, due 04/15/29[4]	25,000	23,345
NESCO Holdings II, Inc., 5.500%, due 04/15/29[4]	68,000	61,666
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, due 08/31/27[4]	5,000	4,447
5.750%, due 04/15/26[4]	45,000	44,161
Quanta Services, Inc., 2.350%, due 01/15/32	300,000	237,315
Sabre Global, Inc. 9.250%, due 04/15/25[4]	4,000	3,940
11.250%, due 12/15/27[4]	45,000	42,900
Williams Scotsman International, Inc., 4.625%, due 08/15/28[4]	30,000	27,375
Yale University, 1.482%, due 04/15/30	100,000	82,240
		783,782
Computers—0.4%
Ahead DB Holdings LLC, 6.625%, due 05/01/28[4]	30,000	26,026
Apple, Inc. 3.450%, due 02/09/45	200,000	162,271
3.850%, due 05/04/43	210,000	182,122
Booz Allen Hamilton, Inc., 3.875%, due 09/01/28[4]	160,000	145,279
International Business Machines Corp., 5.875%, due 11/29/32	175,000	185,771
KBR, Inc., 4.750%, due 09/30/28[4]	75,000	67,409
NCR Corp., 5.125%, due 04/15/29[4]	35,000	31,830
Science Applications International Corp., 4.875%, due 04/01/28[4]	70,000	65,160
Seagate HDD Cayman, 8.250%, due 12/15/29[4]	25,000	26,225
		892,093
Distribution & wholesale—0.0%†
American Builders & Contractors Supply Co., Inc. 3.875%, due 11/15/29[4]	26,000	22,414
4.000%, due 01/15/28[4]	10,000	9,054
Ritchie Bros Holdings, Inc. 6.750%, due 03/15/28[4]	10,000	10,122
7.750%, due 03/15/31[4]	10,000	10,343
		51,933
Diversified financial services—0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.000%, due 10/29/28	200,000	173,312
6.500%, due 07/15/25	29,000	29,138
Avolon Holdings Funding Ltd., 2.750%, due 02/21/28[4]	200,000	172,092
	Face amount	Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
Capital One Financial Corp., 3.750%, due 07/28/26	$200,000	$187,006
CME Group, Inc., 3.750%, due 06/15/28	150,000	144,394
Enact Holdings, Inc., 6.500%, due 08/15/25[4]	60,000	59,458
Home Point Capital, Inc., 5.000%, due 02/01/26[4]	30,000	28,169
Intercontinental Exchange, Inc., 3.000%, due 06/15/50	200,000	133,400
Nationstar Mortgage Holdings, Inc. 5.125%, due 12/15/30[4]	29,000	24,565
6.000%, due 01/15/27[4]	35,000	33,338
Navient Corp. 5.500%, due 03/15/29	25,000	21,374
6.750%, due 06/15/26	255,000	250,471
OneMain Finance Corp. 5.375%, due 11/15/29	30,000	25,914
6.125%, due 03/15/24	25,000	24,984
7.125%, due 03/15/26	115,000	113,131
PennyMac Financial Services, Inc., 5.375%, due 10/15/25[4]	20,000	19,357
PRA Group, Inc. 7.375%, due 09/01/25[4]	35,000	34,222
8.375%, due 02/01/28[4]	5,000	4,565
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc., 2.875%, due 10/15/26[4]	150,000	133,312
Visa, Inc., 2.000%, due 08/15/50	50,000	29,567
		1,641,769
Electric—1.3%
Alabama Power Co., 6.000%, due 03/01/39	30,000	30,947
Berkshire Hathaway Energy Co. 3.750%, due 11/15/23	80,000	79,692
4.450%, due 01/15/49	50,000	40,896
Calpine Corp. 4.625%, due 02/01/29[4]	30,000	26,070
5.125%, due 03/15/28[4]	35,000	31,888
Clearway Energy Operating LLC, 4.750%, due 03/15/28[4]	65,000	60,102
Dominion Energy, Inc., 3.900%, due 10/01/25	150,000	144,997
DTE Electric Co., 3.000%, due 03/01/32	200,000	170,774
Duke Energy Carolinas LLC, 2.550%, due 04/15/31	150,000	126,981
Duke Energy Ohio, Inc., 4.300%, due 02/01/49	250,000	202,732
Edison International, 4.950%, due 04/15/25	188,000	185,175
Exelon Corp. 3.400%, due 04/15/26	170,000	161,706
4.450%, due 04/15/46	300,000	247,989

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2023

	Face amount	Value
Corporate bonds—(continued)
Electric—(concluded)
FirstEnergy Corp., 5.100%, due 07/15/47 Series C,	$20,000	$17,405
Florida Power & Light Co., 5.950%, due 02/01/38	45,000	47,242
Georgia Power Co., 3.700%, due 01/30/50	250,000	184,992
Leeward Renewable Energy Operations LLC, 4.250%, due 07/01/29[4]	25,000	21,733
National Rural Utilities Cooperative Finance Corp., 3.900%, due 11/01/28	100,000	94,356
NRG Energy, Inc. 3.625%, due 02/15/31[4]	40,000	31,217
5.250%, due 06/15/29[4]	25,000	22,503
Oncor Electric Delivery Co. LLC, 3.750%, due 04/01/45	40,000	31,519
PG&E Corp., 5.000%, due 07/01/28	50,000	45,995
Public Service Electric & Gas Co., 2.450%, due 01/15/30	150,000	128,438
Sempra, 5.500%, due 08/01/33	150,000	148,631
Southern California Edison Co., 3.650%, due 02/01/50	175,000	126,899
Southwestern Electric Power Co., 3.250%, due 11/01/51	250,000	161,675
Talen Energy Supply LLC, 8.625%, due 06/01/30[4]	55,000	57,267
Virginia Electric & Power Co., 4.600%, due 12/01/48	100,000	85,818
Vistra Corp., 7.000%, due 12/15/26[4,5,6] (fixed, converts to FRN on 12/15/26)	4,000	3,702
Vistra Operations Co. LLC, 5.625%, due 02/15/27[4]	30,000	28,881
		2,748,222
Electrical components & equipment—0.0%†
Energizer Holdings, Inc. 4.375%, due 03/31/29[4]	54,000	46,251
4.750%, due 06/15/28[4]	30,000	26,488
WESCO Distribution, Inc., 7.250%, due 06/15/28[4]	15,000	15,266
		88,005
Electronics—0.0%†
Coherent Corp., 5.000%, due 12/15/29[4]	40,000	35,528
Sensata Technologies, Inc., 4.375%, due 02/15/30[4]	50,000	44,268
		79,796
Energy-alternate sources—0.0%†
TerraForm Power Operating LLC, 4.750%, due 01/15/30[4]	72,000	61,704
	Face amount	Value
Corporate bonds—(continued)
Engineering & construction—0.0%†
Arcosa, Inc., 4.375%, due 04/15/29[4]	$58,000	$52,169
Weekley Homes LLC/Weekley Finance Corp., 4.875%, due 09/15/28[4]	15,000	13,238
		65,407
Entertainment—0.3%
Affinity Interactive, 6.875%, due 12/15/27[4]	89,000	78,805
Caesars Entertainment, Inc., 8.125%, due 07/01/27[4]	113,000	114,733
CDI Escrow Issuer, Inc., 5.750%, due 04/01/30[4]	20,000	18,600
Cinemark USA, Inc. 5.250%, due 07/15/28[4]	10,000	8,882
5.875%, due 03/15/26[4]	35,000	33,600
Cirsa Finance International Sarl, 10.375%, due 11/30/27[7]	125,000	145,879
International Game Technology PLC, 5.250%, due 01/15/29[4]	20,000	18,807
Jacobs Entertainment, Inc., 6.750%, due 02/15/29[4]	73,000	66,157
Light & Wonder International, Inc., 7.500%, due 09/01/31[4]	45,000	45,629
Ontario Gaming GTA LP, 8.000%, due 08/01/30[4]	30,000	30,324
Warnermedia Holdings, Inc., 5.050%, due 03/15/42	150,000	123,305
		684,721
Environmental control—0.0%†
GFL Environmental, Inc., 4.750%, due 06/15/29[4]	10,000	9,059
Food—0.1%
Kroger Co., 3.875%, due 10/15/46	250,000	186,366
United Natural Foods, Inc., 6.750%, due 10/15/28[4]	35,000	29,138
		215,504
Food service—0.0%†
Aramark Services, Inc., 5.000%, due 02/01/28[4]	65,000	60,639
Healthcare-products—0.2%
Abbott Laboratories 3.750%, due 11/30/26	62,000	60,090
4.900%, due 11/30/46	50,000	48,743
Avantor Funding, Inc., 4.625%, due 07/15/28[4]	50,000	46,414
Medline Borrower LP, 5.250%, due 10/01/29[4]	62,000	55,058
Medtronic, Inc., 4.375%, due 03/15/35	97,000	91,790

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2023

	Face amount	Value
Corporate bonds—(continued)
Healthcare-products—(concluded)
Zimmer Biomet Holdings, Inc., 4.250%, due 08/15/35	$50,000	$42,297
		344,392
Healthcare-services—0.3%
Acadia Healthcare Co., Inc. 5.000%, due 04/15/29[4]	35,000	32,199
5.500%, due 07/01/28[4]	55,000	52,104
Centene Corp., 3.000%, due 10/15/30	18,000	14,972
CHS/Community Health Systems, Inc. 5.625%, due 03/15/27[4]	63,000	55,436
6.125%, due 04/01/30[4]	45,000	25,895
6.875%, due 04/15/29[4]	53,000	32,506
8.000%, due 03/15/26[4]	195,000	190,351
DaVita, Inc., 4.625%, due 06/01/30[4]	13,000	11,151
Legacy LifePoint Health LLC, 4.375%, due 02/15/27[4]	15,000	12,984
LifePoint Health, Inc. 5.375%, due 01/15/29[4]	20,000	13,827
9.875%, due 08/15/30[4]	30,000	29,625
RegionalCare Hospital Partners Holdings, Inc./ LifePoint Health, Inc., 9.750%, due 12/01/26[4]	25,000	23,372
Tenet Healthcare Corp. 4.625%, due 06/15/28	10,000	9,208
5.125%, due 11/01/27	31,000	29,476
6.125%, due 10/01/28	36,000	34,673
6.125%, due 06/15/30	30,000	29,070
UnitedHealth Group, Inc., 4.625%, due 07/15/35	40,000	38,714
		635,563
Home builders—0.1%
Ashton Woods USA LLC/Ashton Woods Finance Co. 4.625%, due 08/01/29[4]	15,000	12,996
6.625%, due 01/15/28[4]	10,000	9,555
Forestar Group, Inc., 3.850%, due 05/15/26[4]	25,000	23,147
Installed Building Products, Inc., 5.750%, due 02/01/28[4]	40,000	37,527
KB Home, 6.875%, due 06/15/27	20,000	20,198
		103,423
Housewares—0.0%†
Newell Brands, Inc. 5.875%, due 04/01/36	65,000	57,774
6.000%, due 04/01/46	5,000	4,058
		61,832
Insurance—0.5%
Allstate Corp. 3.280%, due 12/15/26	200,000	188,965
3.850%, due 08/10/49	50,000	37,550
	Face amount	Value
Corporate bonds—(continued)
Insurance—(concluded)
American International Group, Inc., 2.500%, due 06/30/25	$50,000	$47,329
Aon Global Ltd., 4.750%, due 05/15/45	150,000	130,501
Berkshire Hathaway Finance Corp., 4.250%, due 01/15/49	100,000	88,023
Hartford Financial Services Group, Inc., 6.100%, due 10/01/41	150,000	151,376
Lincoln National Corp., 4.000%, due 09/01/23	150,000	150,000
MetLife, Inc., 4.125%, due 08/13/42	130,000	107,760
Prudential Financial, Inc., 6.625%, due 06/21/40	110,000	118,316
Teachers Insurance & Annuity Association of America, 4.270%, due 05/15/47[4]	50,000	40,457
		1,060,277
Internet—0.0%†
Amazon.com, Inc., 2.500%, due 06/03/50	150,000	95,577
Investment companies—0.0%†
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.250%, due 05/15/26	85,000	78,749
Iron & steel—0.0%†
Big River Steel LLC/BRS Finance Corp., 6.625%, due 01/31/29[4]	44,000	43,744
Commercial Metals Co., 4.125%, due 01/15/30	20,000	17,692
Mineral Resources Ltd., 8.500%, due 05/01/30[4]	25,000	25,089
		86,525
Leisure time—0.3%
Carnival Corp. 5.750%, due 03/01/27[4]	70,000	65,878
6.000%, due 05/01/29[4]	30,000	27,086
Carnival Holdings Bermuda Ltd., 10.375%, due 05/01/28[4]	84,000	91,357
Harley-Davidson, Inc., 3.500%, due 07/28/25	250,000	239,854
NCL Corp. Ltd. 5.875%, due 03/15/26[4]	30,000	28,287
8.375%, due 02/01/28[4]	35,000	36,077
Pinnacle Bidco PLC, 6.375%, due 02/15/25[7]	100,000	124,769
Royal Caribbean Cruises Ltd. 5.500%, due 04/01/28[4]	35,000	32,809
7.500%, due 10/15/27	25,000	25,209
11.625%, due 08/15/27[4]	80,000	87,170
		758,496

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2023

	Face amount	Value
Corporate bonds—(continued)
Lodging—0.0%†
Hilton Domestic Operating Co., Inc., 4.000%, due 05/01/31[4]	$40,000	$34,768
Hilton Grand Vacations Borrower Escrow LLC/ Hilton Grand Vacations Borrower Escrow, Inc. 4.875%, due 07/01/31[4]	10,000	8,431
5.000%, due 06/01/29[4]	25,000	22,164
Travel & Leisure Co., 6.625%, due 07/31/26[4]	35,000	34,736
		100,099
Machinery-diversified—0.1%
Deere & Co., 3.900%, due 06/09/42	150,000	131,803
Mueller Water Products, Inc., 4.000%, due 06/15/29[4]	25,000	22,142
		153,945
Media—0.9%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.250%, due 02/01/31[4]	25,000	20,507
4.250%, due 01/15/34[4]	40,000	30,632
4.750%, due 03/01/30[4]	122,000	104,895
5.375%, due 06/01/29[4]	60,000	54,609
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.200%, due 03/15/28	150,000	139,712
Comcast Corp. 2.887%, due 11/01/51	439,000	281,509
4.150%, due 10/15/28	300,000	289,284
CSC Holdings LLC, 5.250%, due 06/01/24	235,000	222,914
Directv Financing LLC/Directv Financing Co.-Obligor, Inc., 5.875%, due 08/15/27[4]	15,000	13,293
DISH DBS Corp. 5.750%, due 12/01/28[4]	15,000	11,644
5.875%, due 11/15/24	37,000	34,414
7.375%, due 07/01/28	10,000	6,264
7.750%, due 07/01/26	10,000	7,479
DISH Network Corp., 11.750%, due 11/15/27[4]	80,000	81,171
Fox Corp. 3.050%, due 04/07/25	25,000	24,035
5.576%, due 01/25/49	50,000	44,660
Gray Escrow II, Inc., 5.375%, due 11/15/31[4]	55,000	38,398
Gray Television, Inc., 5.875%, due 07/15/26[4]	40,000	36,594
Nexstar Media, Inc., 4.750%, due 11/01/28[4]	65,000	57,019
Sirius XM Radio, Inc. 3.875%, due 09/01/31[4]	25,000	19,458
4.000%, due 07/15/28[4]	40,000	34,637
4.125%, due 07/01/30[4]	5,000	4,076
5.500%, due 07/01/29[4]	35,000	31,509
	Face amount	Value
Corporate bonds—(continued)
Media—(concluded)
Summer BidCo BV, 9.000%, due 11/15/25[7,8] 9.000% Cash or 9.750% PIK	$120,973	$123,452
TEGNA, Inc., 5.000%, due 09/15/29	20,000	17,600
Time Warner Cable LLC, 6.550%, due 05/01/37	25,000	23,755
Univision Communications, Inc. 4.500%, due 05/01/29[4]	65,000	55,948
7.375%, due 06/30/30[4]	25,000	24,196
8.000%, due 08/15/28[4]	5,000	4,997
Walt Disney Co., 4.950%, due 10/15/45	120,000	110,221
		1,948,882
Mining—0.1%
Arsenal AIC Parent LLC, 8.000%, due 10/01/30[4]	35,000	35,743
FMG Resources August 2006 Pty. Ltd. 5.875%, due 04/15/30[4]	15,000	13,919
6.125%, due 04/15/32[4]	15,000	13,962
Hudbay Minerals, Inc., 6.125%, due 04/01/29[4]	40,000	37,607
Novelis Corp., 4.750%, due 01/30/30[4]	30,000	26,848
		128,079
Miscellaneous manufacturers—0.2%
Amsted Industries, Inc. 4.625%, due 05/15/30[4]	35,000	30,742
5.625%, due 07/01/27[4]	20,000	19,378
GE Capital Funding LLC, 3.450%, due 05/15/25	200,000	191,541
GE Capital International Funding Co. Unlimited Co., 4.418%, due 11/15/35	200,000	185,218
Illinois Tool Works, Inc., 2.650%, due 11/15/26	110,000	103,007
		529,886
Oil & gas—0.7%
Aker BP ASA, 3.750%, due 01/15/30[4]	150,000	132,739
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 5.875%, due 06/30/29[4]	41,000	37,343
7.000%, due 11/01/26[4]	29,000	28,830
8.250%, due 12/31/28[4]	10,000	10,011
BP Capital Markets America, Inc., 3.017%, due 01/16/27	75,000	70,349
Callon Petroleum Co., 8.000%, due 08/01/28[4]	55,000	55,774
Civitas Resources, Inc. 8.375%, due 07/01/28[4]	25,000	25,750
8.750%, due 07/01/31[4]	55,000	56,925

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2023

	Face amount	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Comstock Resources, Inc. 5.875%, due 01/15/30[4]	$12,000	$10,599
6.750%, due 03/01/29[4]	25,000	23,392
ConocoPhillips Co., 3.758%, due 03/15/42	150,000	121,650
Ecopetrol SA, 5.375%, due 06/26/26	325,000	313,706
EOG Resources, Inc., 3.900%, due 04/01/35	50,000	44,196
EQT Corp., 3.125%, due 05/15/26[4]	150,000	139,467
Equinor ASA, 4.800%, due 11/08/43	50,000	46,096
Exxon Mobil Corp., 4.114%, due 03/01/46	50,000	42,506
Hilcorp Energy I LP/Hilcorp Finance Co. 5.750%, due 02/01/29[4]	59,000	54,723
6.000%, due 04/15/30[4]	10,000	9,297
6.250%, due 11/01/28[4]	20,000	19,294
Marathon Petroleum Corp., 4.750%, due 09/15/44	110,000	91,225
Murphy Oil Corp., 7.050%, due 05/01/29	44,000	44,463
Nabors Industries Ltd., 7.250%, due 01/15/26[4]	50,000	48,098
Nabors Industries, Inc., 7.375%, due 05/15/27[4]	15,000	14,639
Shell International Finance BV, 4.375%, due 05/11/45	100,000	86,762
Southwestern Energy Co., 5.375%, due 03/15/30	55,000	51,490
Transocean Titan Financing Ltd., 8.375%, due 02/01/28[4]	50,000	51,369
Transocean, Inc., 8.750%, due 02/15/30[4]	4,750	4,859
		1,635,552
Oil & gas services—0.1%
Archrock Partners LP/Archrock Partners Finance Corp. 6.250%, due 04/01/28[4]	11,000	10,501
6.875%, due 04/01/27[4]	74,000	72,753
Bristow Group, Inc., 6.875%, due 03/01/28[4]	55,000	51,446
Oceaneering International, Inc., 6.000%, due 02/01/28	18,000	16,921
USA Compression Partners LP/USA Compression Finance Corp., 6.875%, due 09/01/27	64,000	62,389
Weatherford International Ltd., 8.625%, due 04/30/30[4]	27,000	27,654
		241,664
Packaging & containers—0.1%
Cascades, Inc./Cascades USA, Inc., 5.375%, due 01/15/28[4]	15,000	14,119
	Face amount	Value
Corporate bonds—(continued)
Packaging & containers—(concluded)
Clearwater Paper Corp., 4.750%, due 08/15/28[4]	$35,000	$30,548
Mauser Packaging Solutions Holding Co., 7.875%, due 08/15/26[4]	50,000	49,237
Owens-Brockway Glass Container, Inc. 6.625%, due 05/13/27[4]	28,000	27,677
7.250%, due 05/15/31[4]	5,000	5,045
		126,626
Pharmaceuticals—0.5%
AbbVie, Inc. 3.200%, due 05/14/26	30,000	28,520
3.800%, due 03/15/25	90,000	87,636
4.450%, due 05/14/46	200,000	173,011
Bristol-Myers Squibb Co., 4.125%, due 06/15/39	250,000	220,796
Nidda Healthcare Holding GmbH, 7.500%, due 08/21/26[7]	100,000	108,993
Pfizer, Inc., 7.200%, due 03/15/39	270,000	326,372
Teva Pharmaceutical Finance Netherlands II BV, 3.750%, due 05/09/27	100,000	99,111
		1,044,439
Pipelines—0.8%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.375%, due 06/15/29[4]	25,000	23,426
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.625%, due 12/15/25[4]	67,000	67,195
Buckeye Partners LP 4.500%, due 03/01/28[4]	40,000	36,300
5.600%, due 10/15/44	12,000	8,950
5.850%, due 11/15/43	15,000	11,643
CNX Midstream Partners LP, 4.750%, due 04/15/30[4]	71,000	61,269
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 7.375%, due 02/01/31[4]	30,000	30,905
8.000%, due 04/01/29[4]	30,000	31,000
Enbridge Energy Partners LP, 7.375%, due 10/15/45	100,000	112,795
Energy Transfer LP, 5.400%, due 10/01/47	100,000	86,135
EnLink Midstream LLC, 6.500%, due 09/01/30[4]	60,000	60,153
EQM Midstream Partners LP 4.750%, due 01/15/31[4]	13,000	11,488
6.500%, due 07/01/27[4]	20,000	19,873
7.500%, due 06/01/27[4]	30,000	30,279
Genesis Energy LP/Genesis Energy Finance Corp. 8.000%, due 01/15/27	22,000	21,688
8.875%, due 04/15/30	19,000	18,924

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2023

	Face amount	Value
Corporate bonds—(continued)
Pipelines—(concluded)
Hess Midstream Operations LP 4.250%, due 02/15/30[4]	$13,000	$11,428
5.125%, due 06/15/28[4]	38,000	35,645
Holly Energy Partners LP/Holly Energy Finance Corp. 5.000%, due 02/01/28[4]	29,000	27,204
6.375%, due 04/15/27[4]	10,000	9,948
Howard Midstream Energy Partners LLC, 8.875%, due 07/15/28[4]	55,000	56,957
Kinder Morgan, Inc. 4.300%, due 03/01/28	150,000	142,986
5.550%, due 06/01/45	120,000	108,450
MPLX LP, 4.875%, due 06/01/25	120,000	118,053
Plains All American Pipeline LP/PAA Finance Corp., 3.800%, due 09/15/30	150,000	132,737
Sabine Pass Liquefaction LLC, 5.000%, due 03/15/27	180,000	176,954
Venture Global Calcasieu Pass LLC, 3.875%, due 08/15/29[4]	28,000	24,221
Venture Global LNG, Inc. 8.125%, due 06/01/28[4]	35,000	35,306
8.375%, due 06/01/31[4]	40,000	40,348
Western Midstream Operating LP, 4.650%, due 07/01/26	200,000	193,430
Williams Cos., Inc., 4.300%, due 03/04/24	80,000	79,285
		1,824,975
Real estate investment trusts—0.4%
AvalonBay Communities, Inc., 3.450%, due 06/01/25	70,000	67,708
Boston Properties LP, 2.750%, due 10/01/26	40,000	36,068
Brandywine Operating Partnership LP, 4.550%, due 10/01/29	7,000	5,470
Healthpeak OP LLC, 5.250%, due 12/15/32	150,000	144,994
Hudson Pacific Properties LP, 5.950%, due 02/15/28	7,000	5,919
Iron Mountain, Inc. 4.875%, due 09/15/27[4]	45,000	42,364
5.000%, due 07/15/28[4]	60,000	55,564
5.250%, due 07/15/30[4]	45,000	40,605
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.750%, due 06/15/29[4]	30,000	25,221
Public Storage Operating Co., 2.250%, due 11/09/31	300,000	242,683
Service Properties Trust 5.250%, due 02/15/26	60,000	55,254
7.500%, due 09/15/25	41,000	40,510
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.500%, due 02/15/28[4]	43,000	42,898
	Face amount	Value
Corporate bonds—(continued)
Real estate investment trusts—(concluded)
VICI Properties LP/VICI Note Co., Inc., 4.625%, due 12/01/29[4]	$55,000	$49,684
		854,942
Retail—0.8%
Academy Ltd., 6.000%, due 11/15/27[4]	35,000	33,537
Asbury Automotive Group, Inc., 4.625%, due 11/15/29[4]	20,000	17,644
Bath & Body Works, Inc. 6.625%, due 10/01/30[4]	55,000	53,643
6.875%, due 11/01/35	20,000	18,701
Beacon Roofing Supply, Inc. 4.125%, due 05/15/29[4]	28,000	24,080
6.500%, due 08/01/30[4]	30,000	29,635
Home Depot, Inc. 2.125%, due 09/15/26	300,000	276,748
3.350%, due 09/15/25	40,000	38,624
3.350%, due 04/15/50	200,000	146,410
LCM Investments Holdings II LLC, 8.250%, due 08/01/31[4]	25,000	25,016
Lithia Motors, Inc. 4.375%, due 01/15/31[4]	35,000	29,779
4.625%, due 12/15/27[4]	20,000	18,473
Lowe's Cos., Inc., 2.800%, due 09/15/41	300,000	206,050
Macy's Retail Holdings LLC 4.500%, due 12/15/34	15,000	10,695
5.875%, due 04/01/29[4]	9,000	8,136
6.125%, due 03/15/32[4]	15,000	12,862
McDonald's Corp. 3.800%, due 04/01/28	425,000	406,220
4.875%, due 12/09/45	20,000	18,472
Nordstrom, Inc. 4.250%, due 08/01/31	5,000	3,761
4.375%, due 04/01/30	10,000	7,990
6.950%, due 03/15/28	11,000	10,688
Patrick Industries, Inc. 4.750%, due 05/01/29[4]	30,000	25,650
7.500%, due 10/15/27[4]	40,000	39,000
QVC, Inc., 4.850%, due 04/01/24	30,000	29,146
Target Corp., 1.950%, due 01/15/27	150,000	136,760
White Cap Buyer LLC, 6.875%, due 10/15/28[4]	32,000	29,361
		1,657,081
Semiconductors—0.3%
Broadcom, Inc., 3.137%, due 11/15/35[4]	340,000	259,504
NVIDIA Corp., 2.850%, due 04/01/30	100,000	89,749
NXP BV/NXP Funding LLC, 5.550%, due 12/01/28	100,000	99,817

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2023

	Face amount	Value
Corporate bonds—(continued)
Semiconductors—(concluded)
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.875%, due 06/18/26	$95,000	$90,967
QUALCOMM, Inc., 3.250%, due 05/20/27	80,000	75,556
		615,593
Software—0.5%
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc., 8.000%, due 06/15/29[4]	30,000	30,195
Cloud Software Group, Inc. 6.500%, due 03/31/29[4]	85,000	76,028
9.000%, due 09/30/29[4]	45,000	40,224
Fiserv, Inc., 3.200%, due 07/01/26	90,000	84,836
Microsoft Corp. 2.525%, due 06/01/50	120,000	79,326
3.500%, due 02/12/35	250,000	227,663
Open Text Corp., 3.875%, due 12/01/29[4]	30,000	25,441
Oracle Corp. 2.800%, due 04/01/27	250,000	229,631
5.375%, due 07/15/40	366,000	341,150
		1,134,494
Telecommunications—0.8%
Altice France SA 2.500%, due 01/15/25[7]	100,000	100,302
5.875%, due 02/01/27[7]	100,000	87,604
AT&T, Inc. 3.800%, due 12/01/57	117,000	78,905
6.000%, due 08/15/40	330,000	328,596
CommScope Technologies LLC, 6.000%, due 06/15/25[4]	31,000	28,374
CommScope, Inc. 6.000%, due 03/01/26[4]	31,000	28,172
8.250%, due 03/01/27[4]	60,000	39,751
Deutsche Telekom International Finance BV, 8.750%, due 06/15/30	150,000	176,611
Frontier Communications Holdings LLC 5.875%, due 10/15/27[4]	60,000	54,648
6.750%, due 05/01/29[4]	45,000	34,923
Iliad Holding SASU, 5.125%, due 10/15/26[7]	100,000	104,253
Level 3 Financing, Inc., 10.500%, due 05/15/30[4]	10,000	10,158
Lumen Technologies, Inc., 4.000%, due 02/15/27[4]	15,000	9,453
Rogers Communications, Inc., 5.000%, due 03/15/44	40,000	34,080
Sprint LLC, 7.625%, due 03/01/26	150,000	155,479
Telecom Italia Capital SA, 7.721%, due 06/04/38	20,000	18,493
Verizon Communications, Inc. 2.355%, due 03/15/32	209,000	165,306
	Face amount	Value
Corporate bonds—(concluded)
Telecommunications—(concluded)
4.016%, due 12/03/29	$432,000	$401,630
		1,856,738
Transportation—0.3%
Burlington Northern Santa Fe LLC, 5.150%, due 09/01/43	210,000	203,857
Norfolk Southern Corp., 3.400%, due 11/01/49	100,000	70,700
Union Pacific Corp., 3.375%, due 02/01/35	300,000	253,315
United Parcel Service, Inc., 3.750%, due 11/15/47	50,000	40,439
		568,311
Trucking & leasing—0.0%†
Fortress Transportation & Infrastructure Investors LLC, 5.500%, due 05/01/28[4]	40,000	37,157
Total corporate bonds (cost—$40,187,205)		36,018,563
Mortgage-backed securities—1.3%
Bank, Series 2020-BN30, Class A4, 1.925%, due 12/15/53	350,000	270,706
BMO Mortgage Trust, Series 2023-C4, Class A5, 5.117%, due 02/15/56[5]	500,000	487,963
Citigroup Commercial Mortgage Trust, Series 2018-C5, Class A4, 4.228%, due 06/10/51[5]	350,000	327,506
Extended Stay America Trust, Series 2021-ESH, Class D, 7.675%, due 07/15/38[4,5]	875,101	860,820
Flagstar Mortgage Trust, Series 2018-5, Class A2, 4.000%, due 09/25/48[4,5]	191,965	178,017
Hilton USA Trust, Series 2016-SFP, Class B, 3.323%, due 11/05/35[4]	425,000	298,563
Residential Mortgage Loan Trust, Series 2020-2, Class A1, 1.654%, due 05/25/60[4,5]	13,061	12,826
Series 2020-1, Class A1, 2.376%, due 01/26/60[4,5]	16,527	15,642
Series 2019-3, Class A1, 2.633%, due 09/25/59[4,5]	20,038	19,381
Verus Securitization Trust, Series 2021-R1, Class A1, 0.820%, due 10/25/63[4,5]	98,018	87,358
Series 2021-R3, Class A1, 1.020%, due 04/25/64[4,5]	196,419	172,800
Series 2020-5, Class A1, 1.218%, due 05/25/65[4,5]	63,265	57,858

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2023

	Face amount	Value
Mortgage-backed securities—(concluded)
Series 2019-4, Class A1, 2.642%, due 11/25/59[4,5]	$24,613	$23,448
Total mortgage-backed securities (cost—$3,205,731)		2,812,888
Non-U.S. government agency obligations—0.4%
Chile Government International Bonds, 3.125%, due 01/21/26	200,000	190,964
Mexico Government International Bonds, 3.250%, due 04/16/30	200,000	177,058
4.750%, due 04/27/32	200,000	189,292
Panama Government International Bonds, 6.700%, due 01/26/36	265,000	278,059
Total non-U.S. government agency obligations (cost—$971,745)		835,373
U.S. government agency obligations—12.2%
FHLMC 2.000%, due 02/01/51	3,600,754	2,879,665
2.000%, due 12/01/51	2,059,172	1,641,150
3.000%, due 11/01/46	76,788	67,614
3.000%, due 07/01/47	98,183	86,406
3.000%, due 08/01/47	96,644	85,052
4.000%, due 05/01/47	82,128	77,115
5.000%, due 03/01/38	8,824	8,843
5.500%, due 05/01/37	46,287	47,356
5.500%, due 08/01/40	9,760	10,011
6.500%, due 08/01/28	17,685	18,284
FNMA 2.000%, due 01/01/51	465,011	372,026
2.000%, due 03/01/51	460,542	368,091
2.000%, due 05/01/51	2,730,035	2,180,640
2.500%, due 08/01/35	211,941	191,495
2.500%, due 08/01/51	1,025,279	856,329
2.500%, due 02/01/52	1,121,754	943,048
2.500%, due 03/01/52	2,083,072	1,730,100
3.000%, due 11/01/48	162,710	143,079
3.000%, due 02/01/50	168,345	146,636
3.500%, due 12/01/47	65,315	59,291
3.500%, due 02/01/48	465,326	422,410
4.000%, due 12/01/39	26,846	25,480
4.000%, due 02/01/41	13,818	13,116
4.000%, due 08/01/45	90,057	84,974
4.500%, due 09/01/37	87,836	86,281
4.500%, due 07/01/47	40,922	39,525
5.000%, due 10/01/39	4,127	4,130
5.000%, due 05/01/40	3,088	3,087
5.500%, due 08/01/39	5,926	6,071
7.000%, due 08/01/32	65,355	68,941
7.500%, due 02/01/33	367	369
GNMA I, 4.000%, due 07/15/42	24,836	23,663
GNMA II 2.000%, due 03/20/51	1,808,807	1,496,402
2.500%, due 03/20/51	1,843,997	1,577,488
3.000%, due 01/20/47	38,001	33,969
	Face amount	Value
U.S. government agency obligations—(concluded)
3.000%, due 07/20/47	$103,828	$92,600
3.000%, due 08/20/47	78,467	69,981
3.000%, due 10/20/49	1,294,503	1,149,769
3.500%, due 04/20/47	96,141	88,403
6.000%, due 11/20/28	174	180
6.000%, due 02/20/29	372	384
6.000%, due 02/20/34	186,644	192,700
GNMA II TBA, 3.000%	250,000	219,810
UMBS TBA 2.500%	3,000,000	2,487,660
3.000%	2,200,000	1,896,015
3.500%	2,900,000	2,592,177
4.000%	2,000,000	1,847,162
5.000%	325,000	315,104
Total U.S. government agency obligations (cost—$27,961,793)		26,750,082
U.S. treasury obligations—0.2%
U.S. Treasury Notes, 3.375%, due 05/15/33 (cost—$449,146)	485,000	456,885
Short term investments—2.4%
Investment companies—2.1%
State Street Institutional U.S. Government Money Market Fund, 5.280%[9] (cost—$4,727,979)	4,727,979	4,727,979
Short-term U.S. treasury obligations—0.3%
U.S. Treasury Bills, 5.347%, due 12/07/23[9]	320,000	315,568
U.S. Treasury Bills, 5.501%, due 02/22/24[9]	55,000	53,596
U.S. Treasury Bills, 5.534%, due 02/22/24[9]	150,000	146,149
U.S. Treasury Bills, 5.551%, due 02/22/24[9]	55,000	53,583
Total short-term U.S. treasury obligations (cost—$568,896)		568,896
Total short term investments (cost—$5,296,875)		5,296,875

	Number of contracts	Notional amount
Options purchased—0.0%†
Call options—0.0%†
U.S. Treasury Note 10 Year Futures, strike @ 111.50, expires 09/22/23 (Counterparty: Chicago Board of Trade) (cost—$1,078)	3,000	USD	3,000	1,594
Total investments (cost—$213,331,016)—103.6%				227,229,393
Liabilities in excess of other assets—(3.6)%				(7,948,840)
Net assets—100.0%				$219,280,553

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2023

Options written

Notional amount		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	342,000	3,000	U.S. Treasury Note 10 Year Futures, strike @ 114.00	Chicago Mercantile Exchange	09/22/23	$234	$(188)	$46

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts
68	USD	Russell 2000 Value Index Futures	September 2023	$6,443,847	$6,465,440	$21,593
U.S. Treasury futures buy contracts
138	USD	U.S. Treasury Note 10 Year Futures	December 2023	$15,192,517	$15,322,313	$129,796
46	USD	U.S. Treasury Note 5 Year Futures	December 2023	4,886,285	4,918,406	32,121
1	USD	Ultra U.S. Treasury Bond Futures	December 2023	126,755	129,469	2,714
2	USD	Ultra U.S. Treasury Note 10 Year Futures	December 2023	229,831	232,219	2,388
Total				$26,879,235	$27,067,847	$188,612

OTC Total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payment made by the Portfolio[10]	Payments received by the Portfolio[10]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BB	USD	3	09/20/23	Quarterly	12 Month SOFR	Markit iBoxx USD Liquid High Yield Index	$—	$(1,316)	$(1,316)
BB	USD	1	09/20/23	Quarterly	12 Month SOFR	Markit iBoxx USD Liquid High Yield Index	—	2,713	2,713
							$—	$1,397	$1,397

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BOA	EUR	805,000	USD	880,977	09/15/23	$7,665
CIBC	GBP	100,000	USD	127,675	09/15/23	989
Net unrealized appreciation (depreciation)						$8,654

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2023

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of August 31, 2023 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$129,648,589	$78	$—	$129,648,667
Preferred stocks	—	—	0	0
Exchange traded funds	13,231,547	—	—	13,231,547
Asset-backed securities	—	12,176,919	—	12,176,919
Corporate bonds	—	36,018,563	—	36,018,563
Mortgage-backed securities	—	2,812,888	—	2,812,888
Non-U.S. government agency obligations	—	835,373	—	835,373
U.S. government agency obligations	—	26,750,082	—	26,750,082
U.S. Treasury obligations	—	456,885	—	456,885
Investment companies	—	4,727,979	—	4,727,979
Short-term U.S. Treasury obligations	—	568,896	—	568,896
Options purchased	1,594	—	—	1,594
Futures contracts	188,612	—	—	188,612
Swap agreements	—	2,713	—	2,713
Forward foreign currency contracts	—	8,654	—	8,654
Total	$143,070,342	$84,359,030	$—	$227,429,372
Liabilities
Options written	$(188)	$—	$—	$(188)
Swap agreements	—	(1,316)	—	(1,316)
Total	$(188)	$(1,316)	$—	$(1,504)

At August 31, 2023, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

2  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

3  Security, or portion thereof, was on loan at the period end.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $18,313,694, represented 8.4% of the Fund's net assets at period end.

5  Floating or variable rate securities. The rates disclosed are as of August 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

6  Perpetual investment. Date shown reflects the next call date.

7  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

8  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2023

9  Rate shown reflect yield at August 31, 2023.

10  Payments made or received are based on the notional amount.

Portfolio acronyms:

BB  Barclays Bank PLC

BOA  Bank of America

CIBC  Canadian Imperial Bank of Commerce

ETF  Exchange Traded Fund

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FRN  Floating Rate Note

GNMA  Government National Mortgage Association

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley Capital International

SOFR  Secured Overnight Financing Rate

TBA  To-Be-Announced Security

Currency type abbreviations:

USD  United States Dollar

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of assets and liabilities
August 31, 2023

Assets:
Investments, at value (cost—$213,331,016)[1]	$227,229,393
Foreign currency (cost—$33,850)	33,725
Cash collateral on futures	770,086
Due from broker	5,973
Receivable for investments sold	225,639
Receivable for fund shares sold	142
Receivable for interest and dividends	794,838
Receivable for foreign tax reclaims	942
Receivable for variation margin on futures contracts	189,051
Receivable for variation margin on centrally cleared swap agreements	7,838
OTC swap agreements, at value	2,713
Unrealized appreciation on forward foreign currency contracts	8,654
Other assets	20,993
Total assets	229,289,987
Liabilities:
Options and swaptions written, at value (premiums received—$234)	188
Due to broker	13
Payable for investments purchased	9,544,791
Payable for fund shares redeemed	156,943
Payable to affiliate	131,870
Payable to custodian	12,623
OTC swap agreements, at value	1,316
Accrued expenses and other liabilities	161,690
Total liabilities	10,009,434
Net assets	$219,280,553
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$205,021,323
Distributable earnings (accumulated losses)	14,259,230
Net assets	$219,280,553
Class A
Net assets	$186,809,051
Shares outstanding	4,159,185
Net asset value per share	$44.91
Maximum offering price per share (net asset value plus maximum sales charge of 5.50%)	$47.52
Class P
Net assets	$32,471,502
Shares outstanding	701,932
Net asset value and offering price per share	$46.26

1  Includes $13,099,109 of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of operations
For the year ended August 31, 2023

Investment income:
Dividends	$1,973,691
Interest	3,401,427
Securities lending	9,194
Foreign tax withheld	(188)
Total income	5,384,124
Expenses:
Investment advisory and administration fees	1,079,910
Service fees—Class A	460,710
Transfer agency and related services fees—Class A	96,057
Transfer agency and related services fees—Class P	12,405
Custody and fund accounting fees	63,495
Trustees fees	16,003
Professional services fees	156,963
Printing and shareholder report fees	72,046
Federal and state registration fees	42,345
Insurance expense	2,227
Other expenses	70,076
Total expenses	2,072,237
Net investment income (loss)	3,311,887
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	357,670
Options and swaptions written	18,203
Futures contracts	(1,153,392)
Swap agreements	(416,910)
Forward foreign currency contracts	(6,834)
Foreign currency transactions	(22,386)
Net realized gain (loss)	(1,223,649)
Change in net unrealized appreciation (depreciation) on:
Investments	16,114,392
Options and swaptions written	47
Futures contracts	(452,657)
Swap agreements	39,722
Forward foreign currency contracts	8,654
Translation of other assets and liabilities denominated in foreign currency	(13,302)
Net change in unrealized appreciation (depreciation)	15,696,856
Net realized and unrealized gain (loss) from investment activities	14,473,207
Net increase (decrease) in net assets resulting from operations	$17,785,094

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of changes in net assets

	For the years ended August 31,
	2023	2022
From operations:
Net investment income (loss)	$3,311,887	$2,177,820
Net realized gain (loss)	(1,223,649)	15,175,545
Net change in unrealized appreciation (depreciation)	15,696,856	(48,002,954)
Net increase (decrease) in net assets resulting from operations	17,785,094	(30,649,589)
Total distributions—Class A	(16,408,010)	(35,954,769)
Total distributions—Class P	(2,827,745)	(5,310,113)
Total distributions	(19,235,755)	(41,264,882)
From beneficial interest transactions:
Proceeds from shares sold	3,554,137	3,121,077
Cost of shares redeemed	(27,932,398)	(20,126,706)
Shares issued on reinvestment of dividends and distributions	17,206,072	37,193,664
Net increase (decrease) in net assets from beneficial interest transactions	(7,172,189)	20,188,035
Net increase (decrease) in net assets	(8,622,850)	(51,726,436)
Net assets:
Beginning of year	227,903,403	279,629,839
End of year	$219,280,553	$227,903,403

See accompanying notes to financial statements

UBS U.S. Allocation Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended August 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$45.40	$60.43	$52.91	$46.27	$51.30
Income (loss) from investment operations:
Net investment income (loss)[1]	0.64	0.42	0.30	0.48	0.61
Net realized and unrealized gain (loss)	2.85	(6.37)	11.04	7.13	(0.89)
Net increase (decrease) from operations	3.49	(5.95)	11.34	7.61	(0.28)
Dividends from net investment income	(0.38)	(0.05)	(0.64)	(0.34)	(0.51)
Distributions from net realized gains	(3.60)	(9.03)	(3.18)	(0.63)	(4.24)
Total dividends and distributions	(3.98)	(9.08)	(3.82)	(0.97)	(4.75)
Net asset value, end of year	$44.91	$45.40	$60.43	$52.91	$46.27
Total investment return[2]	8.72%	(11.69)%	22.37%	16.65%	0.84%
Ratios to average net assets:
Expenses	1.00%	0.97%	0.94%	0.99%	0.98%
Net investment income (loss)	1.49%	0.81%	0.54%	1.00%	1.33%
Supplemental data:
Net assets, end of year (000's)	$186,809	$195,884	$243,513	$216,656	$203,857
Portfolio turnover	65%	96%	69%	129%	86%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements

UBS U.S. Allocation Fund
Financial highlights (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class P

	Years ended August 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$46.66	$61.87	$54.07	$47.25	$52.27
Income (loss) from investment operations:
Net investment income (loss)[1]	0.78	0.57	0.46	0.62	0.75
Net realized and unrealized gains (losses)	2.94	(6.55)	11.30	7.30	(0.92)
Net increase (decrease) from operations	3.72	(5.98)	11.76	7.92	(0.17)
Dividends from net investment income	(0.52)	(0.20)	(0.78)	(0.47)	(0.61)
Distributions from net realized gains	(3.60)	(9.03)	(3.18)	(0.63)	(4.24)
Total dividends and distributions	(4.12)	(9.23)	(3.96)	(1.10)	(4.85)
Net asset value, end of year	$46.26	$46.66	$61.87	$54.07	$47.25
Total investment return[2]	9.02%	(11.44)%	22.69%	16.98%	1.08%
Ratios to average net assets:
Expenses	0.74%	0.70%	0.67%	0.72%	0.71%
Net investment income (loss)	1.76%	1.08%	0.81%	1.28%	1.60%
Supplemental data:
Net assets, end of year (000's)	$32,472	$32,019	$36,117	$30,132	$27,495
Portfolio turnover	65%	96%	69%	129%	86%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Notes to financial statements

Organization and significant accounting policies

UBS U.S. Allocation Fund (the "Fund") is a series of UBS Investment Trust (the "Trust") and is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company. The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series.

UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor") serves as the investment advisor and administrator for the Fund. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as the principal underwriter for the Fund. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Fund currently offers Class A and Class P shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class P shares have no service or distribution plan.

In the normal course of business the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differ-

UBS U.S. Allocation Fund

Notes to financial statements

ences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation—The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests.

The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic, political and other developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Valuation of investments

The Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern Time, the Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the

UBS U.S. Allocation Fund

Notes to financial statements

valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Fund invests may be traded in markets that close before 4:00 p.m., Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern Time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern Time.

The Fund may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts, if any, are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third-party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

UBS U.S. Allocation Fund

Notes to financial statements

The Board has designated UBS AM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act, and delegated to UBS AM the responsibility for making fair value determinations with respect to portfolio holdings. UBS AM, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. UBS AM has the Equities, Fixed Income, and Multi-Asset Valuation Committee (the "VC") to assist with its designated responsibilities as valuation designee with respect to the Fund's portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Fund's Portfolio of investments.

Investments

Asset-backed securities—The Fund may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

UBS U.S. Allocation Fund

Notes to financial statements

Mortgage-backed securities—The Fund may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Real estate investment trusts—The Fund may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the

UBS U.S. Allocation Fund

Notes to financial statements

Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risk.

The Fund may participate in joint repurchase agreement transactions with other funds' managed or advised by UBS AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund's portfolio footnotes.

Securities traded on to-be-announced basis—The Fund may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Treasury Inflation Protected Securities—The Fund may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the US Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

UBS U.S. Allocation Fund

Notes to financial statements

Derivative instruments

Purchased options—The Fund may purchase put and call options, in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing—The Fund may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which the Fund has written, is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which the Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Fund trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Fund will be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). It also includes written swaptions, where the Fund will be obligated to enter into a swap agreement.

The maximum payout for written put options is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

Futures contracts—The Fund may purchase or sell futures contracts as part of its investment strategy, to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a speci-

UBS U.S. Allocation Fund

Notes to financial statements

fied quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by the Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Futures contracts, if any, are shown as portfolio holdings within the Portfolio of investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of assets and liabilities.

Swap agreements—The Fund may engage in swap agreements, including, but not limited to, credit default and total return swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may

UBS U.S. Allocation Fund

Notes to financial statements

have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which the Fund is the seller of protection are disclosed under the section "Credit default swap agreements on corporate issues and credit indices—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Fund will be different than if it had used ordinary portfolio securi-

UBS U.S. Allocation Fund

Notes to financial statements

ty transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Swap agreements, if any, are shown as portfolio holdings within the Portfolio of investments.

Derivatives by underlying risk—Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Although certain of a Fund's investments in derivatives may be intended to hedge risk from a portfolio implementation/economic perspective, derivatives are considered to be "non-hedge transactions" for purposes of disclosure under US GAAP as reflected in the Fund's financial reports.

The volume of derivatives as disclosed in the Fund's portfolio of investments is representative of the volume of derivatives outstanding during the period ended August 31, 2023.

Swap agreements and options written entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of August 31, 2023 is reflected in the Statement of assets and liabilities.

At August 31, 2023, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
Options and swaptions purchased	$1,594	$—	$—	$—	$1,594
Futures contracts	167,019	—	—	21,593	188,612
Swap agreements	—	—	—	2,713	2,713
Forward foreign currency contracts	—	8,654	—	—	8,654
Total	$168,613	$8,654	$—	$24,306	$201,573

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown using unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

UBS U.S. Allocation Fund

Notes to financial statements

Liability derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
Options and swaptions written	$(188)	$—	$—	$—	$(188)
Swap agreements	—	—	—	(1,316)	(1,316)
Total	$(188)	$—	$—	$(1,316)	$(1,504)

1  In the Statement of assets and liabilities, options and swaptions written are shown within options and swaptions written, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

During the period ended August 31, 2023, net realized gain (loss) from derivatives were as follows:

Realized gain (loss)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
Options and swaptions purchased	$(24,180)	$—	$—	$—	$(24,180)
Options and swaptions written	18,203	—	—	—	18,203
Futures contracts	(1,049,160)	—	—	(104,232)	(1,153,392)
Swap agreements	—	—	(483,489)	66,579	(416,910)
Forward foreign currency contracts	—	(6,834)	—	—	(6,834)
Total net realized gains (loss)	$(1,055,137)	$(6,834)	$(483,489)	$(37,653)	$(1,583,113)

1  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options and swaptions purchased is shown in the Statement of operations in net realized gain (loss) on investments.

During the period ended August 31, 2023, net unrealized appreciation (depreciation) from derivatives were as follows:

Net change in unrealized appreciation (depreciation)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
Options and swaptions purchased	$516	$—	$—	$—	$516
Options and swaptions written	47	—	—	—	47
Futures contracts	209,534	—	—	(662,191)	(452,657)
Swap agreements	—	—	35,266	4,456	39,722
Forward foreign currency contracts	—	8,654	—	—	8,654
Total net change in unrealized appreciation (depreciation)	$210,097	$8,654	$35,266	$(657,735)	$(403,718)

1  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options and swaptions purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

UBS U.S. Allocation Fund

Notes to financial statements

Offsetting of certain derivatives—The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At August 31, 2023, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

UBS U.S. Allocation Fund

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$201,573	$(1,504)
Derivatives not subject to a MNA or similar agreements	(188,612)	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$12,961	$(1,504)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$2,713	$(1,316)	$—	$1,397
BOA	7,665	—	—	7,665
Chicago Board of Trade	1,594	—	—	1,594
CIBC	989	—	—	989
Total	$12,961	$(1,316)	$—	$11,645
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(1,316)	$1,316	$—	$—
Chicago Mercantile Exchange	(188)	—	—	(188)
Total	$(1,504)	$1,316	$—	$(188)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

Investment advisor and administrator fees and other transactions with affiliates

The Board has approved an Investment Advisory and Administration Contract (the "Advisory Contract"), under which UBS AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund is to pay UBS AM an investment advisory and administration fee, which is to be accrued daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets up to $250 million and 0.45% thereafter.

UBS U.S. Allocation Fund

Notes to financial statements

UBS AM has agreed to permanently reduce its advisory and administration fee based on the Fund's average daily net assets so that it is assessed as follows: $0 to $250 million—0.50%; in excess of $250 million up to $500 million—0.45%; in excess of $500 million up to $2 billion—0.40%; and over $2 billion—0.35%. Accordingly, for the year ended August 31, 2023, UBS AM did not waive any investment advisory and administration fees. At August 31, 2023, the Fund owed UBS AM $92,512 for investment advisory and administration fees.

UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, to maintain the total annual operating expenses (excluding (1) dividend expense, borrowing costs and interest expense relating to short sales, and (2) investments in other investment companies, interest, taxes, brokerage commissions, trustee elections as well as other matters related to shareholder meetings (unless otherwise separately agreed by UBS AM), and extraordinary expenses, if any) of Class A and Class P shares at a level not to exceed 1.15% and 0.90%,respectively through December 31, 2023. The Fund will repay UBS AM for any previously waived fees/reimbursed expenses during the three-year period following August 31, 2020, to the extent that operating expenses (with certain exclusions such as dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions, trustee elections as well as other matters related to shareholder meetings (unless otherwise separately agreed by UBS AM), and extraordinary expenses, if any) are otherwise below the expense caps in effect at the time the fees or expenses were waived/reimbursed. For the period ended August 31, 2023, the Fund had no fee waivers/expense reimbursements subject to repayment. Accordingly, for the period ended August 31, 2023, UBS AM did not waive any investment advisory and administration fees.

During the period ended August 31, 2023, the Fund engaged in purchase and sale transactions where an affiliate was underwriter. In such cases, the affiliate underwriter was not compensated and each trade was approved by the Board.

Service and distribution plans

UBS AM (US) is the principal underwriter of the Fund's shares. The Fund has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A shares. The Fund pays UBS AM (US) monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A shares. At August 31, 2023, the Fund owed UBS AM (US) $39,358 for service and distribution fees.

UBS AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A shares. UBS AM (US) has informed the Fund that for the period ended August 31, 2023, it earned $2,387 in initial sales charges on Class A shares.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Fund. For the period ended August 31, 2023, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $39,419 of the total transfer agency and related service fees paid by the Fund to BNY Mellon.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured at all times by cash, US government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, US government securities, and irrevocable letters of credit securing the loan falls below 100% for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, US government securities,

UBS U.S. Allocation Fund

Notes to financial statements

and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in the Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Fund's lending agent.

At August 31, 2023, the Fund had securities on loan at value, cash collateral and non-cash collateral as follows:

Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
$13,099,109	$—	$13,473,804	$13,473,804	U.S. Treasury Notes and U.S. Treasury Bills

*  These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of assets and liabilities.

Bank line of credit

The Fund participates with other funds managed by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. The Advisor has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized by the Fund. Commitment fees have been allocated among the funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization.

For the period ended August 31, 2023, the Fund did not borrow under the Committed Credit Facility.

Purchases and sales of securities

For the period ended August 31, 2023, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $134,194,266 and $147,704,086, respectively.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

For the year ended August 31, 2023:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	11,175	$478,394	69,348	$3,075,743
Shares repurchased	(528,936)	(22,728,366)	(117,242)	(5,204,032)
Dividends reinvested	362,698	14,576,844	63,631	2,629,228
Net increase (decrease)	(155,063)	$(7,673,128)	15,737	$500,939

UBS U.S. Allocation Fund

Notes to financial statements

For the year ended August 31, 2022:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	11,984	$619,067	49,025	$2,502,010
Shares repurchased	(348,026)	(17,786,304)	(43,416)	(2,340,402)
Dividends reinvested	620,689	32,064,801	96,789	5,128,863
Net increase (decrease)	284,647	$14,897,564	102,398	$5,290,471

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended August 31, 2023 and August 31, 2022 were as follows:

Distribution paid from	2023	2022
Ordinary Income	$1,926,417	$16,715,916
Long term realized capital gains	17,309,338	24,548,966

Aggregate cost for federal income tax purposes, including derivatives, was $215,422,224; and net unrealized appreciation (depreciation), including derivatives consisted of:

Gross unrealized appreciation	$20,939,606
Gross unrealized depreciation	(9,132,438)
Net unrealized appreciation (depreciation)	11,807,168

The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, REIT/ROC open basis adjustments, retained capital gains, premium amortization accruals, and the tax treatment of certain derivative instruments.

At August 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,134,745
Accumulated realized capital and other losses	(674,921)
Net unrealized appreciation of investments	11,807,145
Other temporary differences	(7,739)
Total accumulated earnings (deficit)	14,259,230

There were no reclassifications arising from permanent "book/tax" differences for the period ended August 31, 2023.

Net capital losses recognized by the Fund may be carried forward indefinitely, and retain their character as short-term and/or long-term losses.

At August 31, 2023, the Fund had a $674,921 short-term net capital loss carryforward.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has analyzed as of August 31, 2023 that there are no sig-

UBS U.S. Allocation Fund

Notes to financial statements

nificant uncertain tax positions taken or expected to be taken that would require recognition in financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended August 31, 2023, the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year period ended August 31, 2023, remains subject to examination by the Internal Revenue Service and state taxing authorities.

UBS U.S. Allocation Fund

Report of independent registered public accounting firm

To the Shareholders and Board of Trustees of
UBS U.S. Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of UBS U.S. Allocation Fund (the "Fund") (the sole fund constituting UBS Investment Trust (the "Trust")), including the portfolio of investments, as of August 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting UBS Investment Trust) at August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
October 27, 2023

UBS U.S. Allocation Fund

Tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you as to the federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the amount of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders and long-term capital gains are $1,422,516 and $17,309,338, respectively.

For the taxable period ended August 31, 2023, the Fund designates $1,483,117 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2023. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2024. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

UBS U.S. Allocation Fund

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund's Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. Additionally, you may obtain copies of Form N-PORT for the first and third quarters of each fiscal year from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's website: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's website (http://www.sec.gov).

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, UBS Investment Trust (the "Trust") has adopted a liquidity risk management program (the "program") with respect to its series, UBS U.S. Allocation Fund (the "Fund").

UBS Asset Management (Americas) Inc. ("UBS AM") has been designated by the Trust's Board to administer the program, and UBS AM has delegated the responsibility to carry out certain functions described in the program to an internal group which is comprised of representatives of various investment and non-investment areas of the firm. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining shareholders' interests. The program is intended to provide a framework for the assessment, management and periodic review of the Fund's liquidity risks, taking into consideration, as applicable, the Fund's investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. The provisions of the program shall be administered for the Fund in a manner that is appropriately tailored to reflect the Fund's particular liquidity risks. UBS AM's process of determining the degree of liquidity of a Fund's investments is supported by a third-party liquidity assessment vendor. In May 2023, UBS AM provided the Board with a report addressing the operation of the program and assessing its adequacy and effectiveness of implementation (the "report"). The report covered the period from May 2, 2022 through May 1, 2023. UBS AM's report concluded that the program was reasonably designed to assess and manage the Fund's liquidity risk, including during periods of market volatility and net redemptions. UBS AM reported that the program operated adequately and has been implemented effectively to assess and manage the Fund's liquidity risk.

There can be no assurance that the program will achieve its objectives in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

UBS U.S. Allocation Fund

Board approval of investment advisory and administration agreement (unaudited)

Background—At a meeting of the board of UBS Investment Trust (the "Trust") on July 18-19, 2023, the members of the board, including the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Trust ("Independent Trustees"), considered and approved the continuance of the investment advisory and administration contract (the "Investment Advisory and Administration Contract") of the Trust with respect to its series, UBS U.S. Allocation Fund (the "Fund"), with UBS Asset Management (Americas) Inc. ("UBS AM"). In preparing for the meeting, the Independent Trustees had requested and received extensive information from UBS AM to assist them, including information about UBS AM, as well as the advisory, administrative and distribution arrangements for the Fund. The board reviewed and discussed with management the materials initially provided by UBS AM prior to the scheduled board meeting. The Independent Trustees also met in executive session to review the disclosure that had been made to them. At these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Advisory and Administration Contract, the board reviewed the following factors:

Nature, extent and quality of the services under the Investment Advisory and Administration Contract—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS AM under the Investment Advisory and Administration Contract during the past year. The board also considered the nature, extent and quality of administrative, distribution and shareholder services performed by UBS AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS AM concerning the management of the Fund's affairs and UBS AM's role in coordinating and overseeing providers of other services to the Fund. The board's evaluation of the services provided by UBS AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS AM's investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund's expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS AM responsible for the Fund and had previously received information regarding the persons primarily responsible for the day-to-day management of the Fund. The board recognized that several senior personnel at UBS AM report to the board regularly and that at each regular meeting the board receives a detailed report from UBS AM on the Fund's performance. The board also considered, based on its knowledge of UBS AM and its affiliates, the financial resources available to UBS AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS AM had approximately $325.1 billion in assets under management as of March 31, 2023 and was part of the UBS Asset Management Division, which had approximately $1.1 trillion in assets under management worldwide as of March 31, 2023. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Contract.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Fund to UBS AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS AM. The board also reviewed and considered the written

UBS U.S. Allocation Fund

Board approval of investment advisory and administration agreement (unaudited)

agreement between UBS AM and the Fund, which is separate from the Investment Advisory and Administration Contract, whereby UBS AM has agreed to permanently reduce its management fee based on the Fund's average daily net assets, which is discussed in more detail in the "Economies of scale" section, and considered the actual fee rate (after taking this agreement into account) (the "Actual Management Fee"). Additionally, the board received and considered information comparing the Fund's Contractual Management Fee, Actual Management Fee and total expenses with those of funds in a group of funds selected and provided by Broadridge, an independent provider of investment company data (the "Expense Group").

The comparative Broadridge information showed that the Fund's Contractual Management Fee, Actual Management Fee and total expenses were below the respective medians in the Fund's Expense Group for the comparison periods utilized in the Broadridge report. (Below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the Expense Group.)

In light of the foregoing, the board determined that the management fee continued to be appropriate under the circumstances and in light of the nature, extent and quality of services provided to the Fund under the Investment Advisory and Administration Contract.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the "Performance Universe") selected by Broadridge over the one-, three-, five-, ten-year and since inception periods ended April 30, 2023 and (b) annualized performance information for each year in the ten-year period ended April 30, 2023. Although the board received information for the ten-year and since inception periods, in its analysis, it generally placed greater emphasis on the one-, three- and five-year periods. The board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund's performance, including with respect to its benchmark index.

The comparative Broadridge information showed that the Fund's performance was above the Performance Universe median for the three-, five- and ten-year and since inception periods, but below the Performance Universe median for the one-year period, with the one-year period very close to the median. (Below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median.) Based on its review, the board concluded that the Fund's investment performance was acceptable.

Advisor profitability—The board received and considered a profitability analysis of UBS AM and its affiliates in providing services to the Fund and was provided information on UBS AM's expense allocation methodology. The board also received profitability information with respect to the UBS New York fund complex as a whole. The board observed that the profitability and expense analyses are substantially similar to those used by UBS AM for many internal purposes, and are subject to regular review with respect to how certain revenue and expenses should be allocated. UBS AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS AM realized economies of scale as the Fund's assets grew, whether the Fund has appropriately benefited from any material economies of scale, and whether there is potential for realization of any further material economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The board noted that the Fund's Contractual Management Fee contained a single breakpoint and that the Fund's assets were below the breakpoint as of April 30, 2023.

UBS U.S. Allocation Fund

Board approval of investment advisory and administration agreement (unaudited)

While the Fund's Contractual Management Fee contained a single breakpoint, the board recognized that the Fund had entered into a separate agreement with UBS AM, whereby UBS AM agreed to permanently reduce its Contractual Management Fee at higher asset levels by utilizing several additional breakpoints based on the Fund's average daily net assets, thereby achieving the same effect as if the Contractual Management Fee contained multiple breakpoints.

Generally, in light of UBS AM's profitability data, the Actual Management Fee, Contractual Management Fee, the breakpoints currently in place for the Fund and the current assets of the Fund, the board believed that UBS AM's arrangement for sharing economies of scale with the Fund was acceptable.

Other benefits to UBS AM—The board considered other benefits received by UBS AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment advisory, administrative and other services to the Fund and UBS AM's ongoing commitment to the Fund, the profits and other ancillary benefits that UBS AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the Investment Advisory and Administration Contract. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Advisory and Administration Contract. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Advisory and Administration Contract in private sessions with its independent legal counsel at which no representatives of UBS AM were present.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Fund's operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Fund's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Independent Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Richard R. Burt; 76 McLarty Associates 900 17th Street 8th Floor Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a managing partner of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.	Mr. Burt is a trustee of 4 investment companies (consisting of 38 portfolios) for which UBS AM serves as investment advisor or manager.	None
Bernard H. Garil; 83 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

				Mr. Garil is a trustee of 4 investment companies (consisting of 38 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is also a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).
Heather R. Higgins; 64 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Trustee and Chair	Since 2005 (Trustee); Since September 2023 (Chair of the Board of Trustees)

Mrs. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Mrs.. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

				Mrs.. Higgins is a director or trustee of 7 investment companies (consisting of 41 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.	None

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Virginia G. Breen; 59 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Trustee	Since July 2023	Ms. Breen is a private investor and board member of certain entities (as listed herein).	Ms. Breen is a director or trustee of 7 investment companies (consisting of 41 portfolios) for which UBS AM or an affiliate serves as investment advisor or manager.

Director of: Paylocity Holding Corp.; UBS A&Q Fund Complex (3 portfolios); the Neuberger Berman Private Equity Registered Funds (21 funds); certain funds in the Calamos Fund Complex (28 portfolios). Former Director of JLL Income Property Trust, Inc. (from 2004 to June 2023) and Tech and Energy Transition Corporation (2021 to March 2023).

David R. Malpass; 67 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Trustee	Since July 2023

Mr. Malpass served as President of the World Bank Group from April 2019 to June 2023. Prior to that, he served as US Treasury Undersecretary for International Affairs (August 2017-April 2019.) (Mr. Malpass also had previously served as a trustee of the funds from 2014 until 2017, when he entered public service.)

Mr. Malpass is a trustee of 4 investment companies (consisting of 38 portfolios) for which UBS AM serves as investment advisor or manager.

In his role as President of the World Bank Group, Mr. Malpass was President of, and Chairman of the Boards and Administrative Councils of, the following: International Bank for Reconstruction and Development; International Development Association; International Finance Corporation; Multilateral Investment Guarantee Agency; and International Centre for Settlement of Investment Disputes. In his role as Undersecretary of the US Treasury, Mr. Malpass was also on the boards of Overseas Private Investment Corporation (the US Government's development finance institution until it merged with another government entity in 2019) and Millennium Challenge Corporation (a US foreign aid agency).

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski***; 55	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and a senior manager of fund accounting—US (previously named product control and investment support) of UBS AM and/or UBS AM (US) ("UBS AM—Americas region"). Ms. Bubloski is vice president and assistant treasurer of 6 investment companies (consisting of 49 portfolios) for which UBS AM serves as investment advisor or manager.

Mark E. Carver** 60	President	Since October 2023

Mr. Carver is an executive director and senior member of UBS AM's Americas Products team (since rejoining UBS in January 2022). In addition to his Fund Board relations and governance role, he serves as a regional strategic product shelf manager, including UBS AM's strategic product alignment with UBS WM USA. Mr. Carver previously served in the role of President of the Trust from 2010 to 2018 before moving to a senior product role at UBS Wealth Management USA until 2020. Before rejoining UBS AM, Mr. Carver served in a consulting capacity for FLX Networks, a firm serving both the asset management and wealth management industries. He is president of 6 investment companies (consisting of 49 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson***; 45	Vice President	Since 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017) of fund accounting—US (previously named product control and investment support) of UBS AM—Americas region. Mr. Dickson is a vice president of 6 investment companies (consisting of 49 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper*; 65	Vice President and Assistant Secretary	Since 1999 and 2019, respectively

Mr. Kemper is a managing director (since 2006) and senior legal advisor (since January 2023). Most recently, Mr. Kemper has held senior Legal and Compliance positions at UBS AM—Americas region including general counsel (2004 through 2019 and 2021 to 2023) (prior to which he was senior legal counsel (2019-2020 and 2021)), Interim Head of Asia Pacific Legal (2020-2021) and Interim head of Compliance and Operational Risk Control (2019) of UBS AM—Americas region. He has been assistant secretary of UBS AM—Americas region (since 2022) (prior to which he was secretary (from 2004 until 2022)) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and assistant secretary of 6 investment companies (consisting of 49 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since 2017).

Joanne M. Kilkeary***; 55	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President); since 2017 (Treasurer and Principal Accounting Officer)

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of fund accounting—US (since 2020) (prior to which she was head of regulatory, tax, audit and board governance for product control and investment support (from 2017 until 2020) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004 to 2017)). Ms. Kilkeary is a vice president and assistant treasurer of 6 investment companies (consisting of 49 portfolios) for which UBS AM serves as investment advisor or manager.

Leesa Merrill*, 44	Chief Compliance Officer	Since 2022

Ms. Merrill is an executive director (since March 2023) (prior to which she was a director (from 2014 until 2023)) and served as head of compliance risk (from 2020 to 2022) (prior to which she was a senior compliance officer (from 2004 until 2020) for UBS AM—Americas region. Ms. Merrill serves as chief compliance officer of 6 investment companies (consisting of 49 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers (concluded):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Eric Sanders**; 58	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 6 investment companies (consisting of 49 portfolios) for which UBS AM serves as investment advisor or manager.

Philip Stacey*; 38	Vice President and Assistant Secretary	Since 2018

Mr. Stacey is a managing director (since March 2023, prior to which he was an executive director (from 2019 until March 2023)) and Head of Legal—UBS AM—Americas region (since January 2023) prior to which he was Head of Derivatives and Trading Legal and associate general counsel (from 2017 through December 2022) with UBS Business Solutions US LLC and also with UBS AM—Americas region (since 2015). Mr. Stacey is a vice president and assistant secretary of 6 investment companies (consisting of 49 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller*; 62	Vice President and Secretary	Since 2000 and 2019, respectively

Mr. Weller is an executive director (since 2017), deputy general counsel (since 2019) (prior to which he was senior associate general counsel) and Head of Registered Funds Legal (since 2022) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 6 investment companies (consisting of 49 portfolios) for which UBS AM serves as investment advisor or manager, and is also involved with other funds for which UBS AM or an affiliate serves as investment advisor or administrator.

1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

*  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

**  This person's business address is 787 Seventh Avenue, New York, New York 10019.

***  This person's business address is 1000 Harbor Boulevard, Weehawken, New Jersey 07036.

Trustees

Virginia G. Breen

Richard R. Burt

Bernard H. Garil

Heather R. Higgins
Chair

David R. Malpass

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
787 Seventh Avenue
New York, New York 10019

Principal Underwriter

UBS Asset Management (US) Inc.
787 Seventh Avenue
New York, New York 10019

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

©UBS 2023. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
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PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

787 Seventh Avenue

New York, NY 10019

S049

(b)	Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the 1940 Act.).

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Virginia G. Breen. Ms. Breen is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended August 31, 2023 and August 31, 2022, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $73,107 and $73,107, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended August 31, 2023 and August 31, 2022, the aggregate audit-related fees billed by EY for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $2,910 and $2,910, respectively.

Fees included in the audit-related fees category are those associated with the reading and providing of comments on the 2023 and 2022 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended August 31, 2023 and August 31, 2022, the aggregate tax fees billed by EY for professional services rendered to the registrant were approximately $13,020 and $12,975, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended August 31, 2023 and August 31, 2022, there were no fees billed by EY for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of September 14, 2016)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

…

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS AM and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS AM and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS AM or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee has delegated its responsibility to pre-approve any such audit and permissible non-audit services not exceeding $100,000 (excluding reasonable out-of-pocket expenses) on an annual basis to the Chairperson. All such pre-approvals will be reported to the full Committee on a quarterly basis at the Committee’s next regularly scheduled meeting after the pre-approval. The Committee may not delegate to management its responsibility to pre-approve services to be performed by the independent auditor. Requests or applications to provide services that require specific pre-approval by the Committee or the Chairperson will be submitted by both the Fund’s independent auditors and the Fund’s Treasurer or other designated Fund officer and must include a joint statement as to whether, in their view, the request or application is consistent with SEC rules on auditor independence. From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS AM or the Fund’s officers).

1 The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS AM and any service providers controlling, controlled by or under common control with UBS AM that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2023 and August 31, 2022 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2023 and August 31, 2022 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2023 and August 31, 2022 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2023 and August 31, 2022 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2023 and August 31, 2021 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2023 and August 31, 2022 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	For the fiscal year ended August 31, 2023, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore, disclosure item not applicable for this filing.

(g)	For the fiscal years ended August 31, 2023 and August 31, 2022, the aggregate fees billed by EY of $1,645,887 and $588,825, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2023	2022
Covered Services	$15,930	$15,885
Non-Covered Services	$1,629,957	$572,940

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable to the registrant.

(j)	Not applicable to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Keith A. Weller, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant

Item 13. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(a)	(4) Change in the registrant’s independent public accountant – Not applicable to the registrant

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Investment Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	November 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	November 9, 2023

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	November 9, 2023